Exhibit 10.3

Employee Incentive
Plan

Amaero International Ltd

ACN 633 541 634

Approved by Board and Shareholders on 18 October 2019, as amended 29 August 2023

CONTENTS

1.	DEFINITIONS AND INTERPRETATION	1
2.	PURPOSE	8
3.	COMMENCEMENT	8
4.	MAXIMUM ALLOCATION	8
5.	ELIGIBILITY AND GRANT	8
6.	OPERATION OF PLAN	11
7.	OPTION TERMS	12
8.	EXERCISE OF OPTIONS	14
9.	EMPLOYEE SHARE TRUST	14
10.	PERFORMANCE RIGHT TERMS	14
11.	EXERCISE OF PERFORMANCE RIGHTS	15
12.	PERFORMANCE CRITERIA	15
13.	QUOTATION	16
14.	LAPSE OF OPTIONS AND PERFORMANCE RIGHTS	16
15.	DEFERRED TAXATION	18
16.	ISSUE OF SHARES	18
17.	EMPLOYEE LOAN	19
18.	REPAYMENT OF EMPLOYEE LOAN	20
19.	RIGHTS ATTACHING TO PLAN SHARES	20
20.	DISPOSAL RESTRICTIONS ON PLAN SHARES	21
21.	HOLDING PERIOD	21
22.	NOMINEE	21
23.	GOOD LEAVER	22
24.	BAD LEAVER	22
25.	FORFEITURE	22
26.	BUY-BACK	23
27.	BUY-BACK PRICE FOR SHARES	23
28.	CANCELLATION	24
29.	CAPITAL RECONSTRUCTIONS	24
30.	TAKEOVERS AND RECONSTRUCTIONS	24
31.	CONTRAVENTION OF APPLICABLE LAWS	25
32.	ADMINISTRATION OF THE PLAN	26
33.	PLAN AMENDMENT	27
34.	TERMINATION OR SUSPENSION	28
35.	NO EMPLOYMENT CONTRACT	28
36.	ASIC RELIEF	28
37.	NON-EXCLUSIVITY	29
38.	GENERAL	29
SCHEDULE 1: PRO-FORMA OFFER LETTER OPTIONS		30
SCHEDULE 2: PRO-FORMA OFFER LETTER - PERFORMANCE RIGHTS		37

SCHEDULE 3: PRO-FORMA OFFER LETTER - SHARES		44
SCHEDULE 4: PRO-FORMA EMPLOYEE LOAN AGREEMENT		50
1.	DEFINITIONS and interpretation	1
2.	LOAN	2
3.	SPECIAL CIRCUMSTANCES	3
4.	CEASING TO BE A PARTICIPANT	4
5.	MISCELLANEOUS	5
6.	INTERPRETATION	6
SCHEDULE 5: U.S. APPENDIX		8

1.
DEFINITIONS AND INTERPRETATION

Definitions

1.1.
In these Rules, unless the context otherwise requires, the following terms and expressions will have the following meanings:

Applicable Law means any one or more or all, as the context requires of:

(a)
the Corporations Act;
(b)
the Listing Rules (as applicable);
(c)
the Constitution;
(d)
the Income Tax Assessment Act 1936 (Cth) and the Income Tax Assessment Act 1936 (Cth), each as amended from time to time;
(e)
any practice note, policy statement, regulatory guide, class order, declaration, guideline, policy, procedure, ruling, judicial interpretation or other guidance note made to clarify, expand or amend the items in the above sub-paragraphs; and
(f)
any other legal requirement that applies to the Plan;

Application means an application by an Eligible Employee to participate in the Plan made in response to an Offer;

ASIC means the Australian Securities and Investments Commission;

ASX means ASX Limited (ABN 98 008 624 691) trading as the Australian Securities Exchange;

Bad Leaver means, unless otherwise determined by the Board in its sole and absolute discretion, a Leaver who ceases employment or office with the Company as a result of the lawful termination of the Leaver’s employment for cause or the Leaver’s dismissal by the Company, including for any of the following reasons:

(a)
the Leaver has committed any serious or persistent breach of the provisions of any employment contract entered into by the Leaver with the Company;
(b)
the Leaver being guilty of fraudulent or dishonest conduct in the performance of the Leaver’s duties, which in the reasonable opinion of the Company effects the Leaver’s suitability for employment with the Company, or brings the Leaver or the Company into disrepute;
(c)
the Leaver has been convicted of any criminal offence which involves fraud or dishonesty;
(d)
the Leaver has committed any wrongful or negligent act or omission which has caused the Company substantial liability;
(e)
the Leaver has become disqualified from managing corporations in accordance with Part 2D.6 of the Corporations Act or has committed any act that, pursuant to the Corporations Act, may result in the Leaver being banned from managing a corporation; or

(f)
the Leaver has committed serious or gross misconduct, wilful disobedience or any other conduct justifying termination of employment without notice; or
(g)
the Leaver has breached any term of the Employee Loan Agreement (if applicable), or who is otherwise not a Good Leaver as determined by the Board in its sole and absolute discretion;

Board means the board of directors of the Company, a committee appointed by the board of directors of the Company as constituted from time to time, or any person who is provided with delegated authority by the board from time to time;

Buy-Back means the buy-back by the Company of Shares, pursuant to clause 26, and Brought-Back has a similar meaning;

Buy-Back Period means, with respect to any Share and any Participant that becomes a Former Participant, the period of 90 days from the date the Participant ceases to be an Employee;

Buy-Back Price means the price at which Shares are to be Bought-Back as determined under clause 27.1;

Cancel means the cancellation of Options and/or Performance Rights by the Company for payment of any consideration to the relevant participant as required under clause 28.1 and Cancellation and Cancelled has a similar meaning;

Company means Amaero International Ltd (ACN 633 541 634);

Competitor means any person which carries on a business that is the same as, or similar to, the Company’s business or a part of the Company’s business, and that person is determined by the Board in its sole and absolute discretion to be a Competitor of the Company;

Control has the meaning given in section 50AA of the Corporations Act and Controlled has a corresponding meaning;

Constitution means the constitution of the Company, as amended from time to time;

Contractor means:

(a)
an individual with whom a Group Company has entered into a contract for the provision of services under which the individual performs work for a Group Company; or
(b)
a company with whom a Group Company has entered into a contract for the provision of services under which an individual, who is a director of the company or their spouse, performs work for a Group Company;

Corporation Act means the Corporations Act 2001 (Cth), as amended from time to time;

Director means a director of any member of the Company;

Dispose means in relation to Shares, Options, Performance Rights and/or Plan Shares means:

(a)
sell, assign, buy-back, redeem, transfer, convey, grant an option over, grant or allow a Security Interest to be granted over;
(b)
enter into any swap arrangement, any derivative arrangements or other similar arrangement; or
(c)
otherwise directly or indirectly Dispose of a legal, beneficial or economic interests in the Share, Option or Performance Right,

and Disposal has a corresponding meaning.

Eligible Employee means:

(a)
Directors and Employees (whether full time, part time or casual) who are declared by the Board in its sole and absolute discretion to be eligible to receive grants of Shares, Options or Performance Rights under the Plan;
(b)
any other person including any Contractor, who is declared by the Board in its sole and absolute discretion to be eligible to receive grants of Shares, Options or Performance Rights under the Plan; or
(c)
any person, being a person to whom an Offer is made but who can only accept the offer if an arrangement has been entered into that will result in the person becoming an Eligible Employee under paragraphs (a) or (b) above;

Employee means an employee of any Group Company or director of a Group Company or other consultants to the Company;

Employee Loan has the meaning given to that term in clause 17;

Employee Loan Agreement means an agreement between the Company and an Employee with respect to an Employee Loan, substantially in the form set out in SCHEDULE 4:

Employee Loan Repayment Notice has the meaning given to that term in clause 18.3;

Exercise Period means the period up to the Expiry Date during which a vested Option or Performance Right may be exercised, and as determined by the Board;

Exercise Price means the exercise price payable (if any) by a Participant to acquire a Plan Share upon the exercise of an Option as specified by the Board in the Offer in its sole and absolute discretion;

Expiry Date means, with respect to any Option or Performance Right, the earlier of:

(a)
the date 15 years from the Grant Date of those Options or Performance Rights; and
(b)
any other date determined by the Board and as specified in the Offer with respect to those Options or Performance Right;

Fee means any fee payable by a Participant on the grant of an Option to them, and as determined by the Board in its sole and absolute discretion;

Forfeiture Conditions means any criteria, requirements or conditions as determined by the Board and as specified in the Offer or under these Rules with respect to any Shares, Options, Performance Rights and/or Plan Shares which, if they occur (notwithstanding the satisfaction or waiver of any applicable Performance Criteria and Vesting Conditions) will result in a Participant forfeiting such Shares, Options, Performance Rights and/or Plan Shares (as applicable);

Former Participant means a Participant who ceases to be an Employee;

Good Leaver means a Leaver who ceases employment or office with the Company in any of the following circumstances:

(a)
as a result of resignation because the Leaver has taken absence from his or her employment in excess of three months (whether in one continuous period or otherwise) for compassionate reasons resulting from personal tragedy or ill health;
(b)
retirement at the applicable statutory age; or
(c)
if the Leaver is made redundant by the Company,or whom the Board otherwise determines, in its sole and absolute discretion, to be a Good Leaver for the purposes of these Rules.

Grant Date means the date on which Options or Performance Rights are granted to a Participant following the acceptance of an Application;

Group Company means the Company and its Related Bodies Corporate;

Issue Date means the date on which Shares are issued to a Participant following the acceptance of an Application;

Issue Price means, with respect to a Share, the price per Share paid by the Participant pursuant to the relevant Offer;

Leaver means a Participant who ceases employment or office with the Company.

Liquidity Event means:

(a)
a sale of all of the ordinary shares in the Company; or
(b)
a sale of all or substantially all of the assets of the Company;

Listing Rules means the listing rules, market rules or operating rules of a financial market in respect of which the Company’s shares are quoted or are the subject of an application for quotation, including but not limited to, the official listing rules of the ASX (as relevant);

Market Value means a value determined by application of a valuation methodology approved by the Board;

Notice of Exercise means a notice of exercise of Options and Performance Rights in the form determined by the Board from time to time;

Offer means an offer to an Eligible Employee to apply for the grant of Shares, Options or Performance Rights under the Plan, in each case substantially in the respective forms set out as Schedules to this Plan pursuant to clause 5.6 or as otherwise approved by the Board in their sole and absolute discretion;

Offer Conditions has the meaning given to that term in clause 5.4.2;

Offer Letter means a letter or document containing an Offer to an Eligible Employee that sets out the terms and conditions of the Offer;

Option means an option granted under this Plan to subscribe for, acquire and/or be allocated (as determined by the Board in its sole and absolute discretion) one Plan Share subject to the satisfaction of any Vesting Conditions, and payment of the relevant Exercise Price;

Participant means an Eligible Employee who has been offered Options, Shares, Plan Shares, Performance Rights and/or any other securities under this Plan and who has returned a corresponding Application to the Company that has been accepted by the Company pursuant to these Rules, or that Eligible Employee’s Related Party nominated in accordance with clause 22. For the avoidance of doubt, where the context requires, a Participant includes a Former Participant;

Performance Criteria means any minimum performance requirements (as specified in the Offer Letter and determined by the Board in its sole and absolute discretion) which must be met prior to Performance Rights, Options or Shares (as applicable) vesting and becoming eligible to be exercised into Plan Shares (as applicable);

Performance Period means the period in which the Performance Criteria must be satisfied in respect of a Performance Right, Share or Option;

Performance Right means a right granted under this Plan to be issued a Plan Share subject to the satisfaction of any Performance Criteria;

Plan means the employee incentive plan established in accordance with these Rules;

Plan Administrator means a person or entity appointed to administer the Plan;

Plan Share means any Share issued or transferred to a Participant upon exercise of an Option or Performance Right;

Reconstruction has the meaning given under clause 30.2;

Reconstruction Notice means written notice of a Reconstruction;

Related Body Corporate has the meaning given in section 9 of the Corporations Act;

Related Party in relation to an Eligible Employee means:

(a)
an immediate family member;
(b)
a trustee of a trust, in respect of which the Eligible Employee or an immediate family member of the Eligible Employee is the trustee or the Eligible Employee or an immediate family member of the Eligible Employee Controls a body corporate which is the trustee, but always excluding a self- managed superannuation fund (within the meaning of the Superannuation Industry (Supervision) Act 1993); or
(c)
a body corporate Controlled by such Eligible Employee or an immediate family member of such Eligible Employee.

Relevant Person means:

(a)
in respect of an Eligible Employee, that person; and
(b)
in respect of a Related Party of an Eligible Employee, that Eligible Employee;

Restricted Shares are those Shares subject to Restrictions;

Restrictions means a requirement that Participant must not:

(a)
Dispose, sell, transfer or otherwise deal with the Shares, Options, Performance Rights and/or Plan Shares; or
(b)
grant a Security Interest in or over the Shares, Options, Performance Rights and/or Plan Shares, and must comply with any other restriction as determined by the Board in its absolute discretion and set out in an Offer;

Restriction Period means such period that shall apply to any Restrictions as the Board may determine at its absolute discretion. In the absence of any provision expressly providing for a Restriction Period, the Restriction Period shall be the Term;

Rules means these rules in respect of the operation of the Plan, as amended from time to time;

Security Interest means an interest or power:

(a)
reserved in or over an interest in any asset including any retention of title; or
(b)
created or otherwise arising in or over any interest in any asset under a security agreement, a bill of sale, mortgage, charge, lien, pledge, trust or power, by way of, or having similar commercial effect to, security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to:
(c)
any agreement to grant or create any of the above; and
(d)
a security interest within the meaning of section 12 of the Personal Property Securities Act 2009 (Cth).

Share means a fully paid ordinary share in the capital of the Company;

Share Trading Policy means any share trading policy applicable to the Company as amended from time to time;

Takeover means any holder of a Share;

Takeover Notice has the meaning given under clause 31,1;

Tax Act means written notice of a Takeover;

Tax Act means the Income Tax Assessment Act 1997 (Cth).

Term means the period commencing on the Grant Date and ending on the Expiry Date (inclusive);

Transfer has the meaning given to that term in the Constitution.

Vesting Conditions means any time or performance based requirement or condition (as specified in the Offer and determined by the Board in its sole and absolute discretion) which must be met prior to Options vesting or Performance Rights becoming eligible to convert into Plan Shares; and

Vesting Notification means a notice to a Participant informing the Participant that the Participant’s Options or Performance Rights have vested and are exercisable.

Interpretation

1.2.
In these Rules, unless otherwise stated or the contrary intention appears:
1.2.1.
the singular includes the plural and vice versa;
1.2.2.
a gender includes all genders;
1.2.3.
a reference in this Agreement to a business day means a day other than a Saturday or Sunday on which banks are open for business generally in Melbourne, Victoria;
1.2.4.
If the day on which any act, matter or thing is to be done under this Agreement is not a business day, the act, matter or thing must be done on the next business day;
1.2.5.
a reference to any legislation includes any modification or replacement of it and all regulations and statutory instruments issued under it and a reference to any provision of any legislation includes any modification or substitution of it;
1.2.6.
a reference to these Rules means these Rules as amended from time to time and includes all recitals, annexures, addendums and schedules to these Rules;
1.2.7.
a reference to a person includes a reference to the person’s executors, administrators and successors or a body corporate including any person taking by way of novation and, in the case of a trustee, includes any substituted or additional trustee; and
1.2.8.
in these Rules any reference to include means to include without limitation

Applicable Laws

1.3.
These Rules, the offering and granting of any Options, the issuing and/or transferring of any Plan Shares, and the rights attaching to or interests in the Options and Plan Shares, will at all times be subject to all Applicable Laws.

Sharing Trading Policy

1.4.
A Participant must comply with any Share Trading Policy at all times.

Rounding

1.5.
Where any calculation or adjustment to be made pursuant to these Rules produces a fraction of a cent or a fraction of an Option or a Plan Share, the fraction will be eliminated by rounding to the nearest whole number.

Headings

1.6.
Headings are inserted in these Rules for convenience only and do not affect the interpretation of these Rules.

Constitution

1.7.
The entitlements of Eligible Employees and Participants under these Rules are subject to the Constitution.
1.8.
In the event of any inconsistency between these Rules and either the Constitution, the terms of the Constitution will prevail to the extent of that inconsistency.
2.
PURPOSE
2.1.
The purpose of the Plan is to:
2.1.1.
assist in the reward, retention and motivation of Eligible Employees;
2.1.2.
link the reward of Eligible Employees to Shareholder value creation; and
2.1.3.
align the interests of Eligible Employees with Shareholders by providing an opportunity to Eligible Employees to earn rewards via an equity interest in the Company based on creating Shareholder value.
3.
COMMENCEMENT
3.1.
The Plan will commence on a date determined by resolution of the Board (and if no date is specified, on the date the Plan is approved by the Board).
4.
MAXIMUM ALLOCATION
4.1.
The Company must not make an Offer for Shares, Options or Performance Rights under this Plan if, immediately afterwards, the sum of:
4.1.1.
the total number of unissued Shares which may be acquired pursuant to the Offer (for avoidance of doubt, including pursuant to Options or Performance Rights which may be applied for as part of the Offer); plus
4.1.2.
the total number of unissued Shares over which Options have been granted or Performance Rights issued during the preceding three years under this Plan and any other employee incentive scheme applicable to the Company for the preceding three years of this Plan; plus
4.1.3.
the total number of Shares (not being Plan Shares) issued during the preceding three years under this Plan and any other employee incentive scheme applicable to the Company for the preceding three years of this Plan,would exceed 10% of the total number of Shares and options on issue in the Company at the time of the proposed issue.
5.
ELIGIBILITY AND GRANT

Participation

5.1.
The Board may from time to time in its sole and absolute discretion determine that an Eligible Employee may participate in the Plan.

Selection

5.2.
Following determination that an Eligible Employee may participate in the Plan, the Board may at any time, and from time to time, make an Offer to the Eligible Employee.

Offer

5.3.
Subject to clause 5.4, the manner, form, content, timing and frequency of Offers will be as determined by the Board in its sole and absolute discretion.
5.4.
An Offer must be set out in an Offer Letter delivered to the Eligible Employee and specify:
5.4.1.
the number of Shares, Options or Performance Rights offered to the Eligible Employee under the Offer;
5.4.2.
the conditions on the Offer (Offer Conditions);
5.4.3.
the Fee (if any);
5.4.4.
the Performance Criteria (if any);
5.4.5.
the Vesting Conditions (if any);
5.4.6.
the Exercise Price (if any);
5.4.7.
the Exercise Period (if applicable);
5.4.8.
the Expiry Date and Term (if applicable);
5.4.9.
the Forfeiture Conditions (if any);
5.4.10.
any Restrictions attaching to the Shares, Plan Shares, Options and/or Performance Rights together with the Restriction Period;
5.4.11.
the terms of any Employee Loan to be made by the Company to the Employee in accordance with this Plan to fund the purchase of Shares offered (if applicable); and
5.4.12.
the date by which an Offer must be accepted (Closing Date)
5.5.
An Offer must be accompanied by an Application and a copy of this Plan. To the extent of any inconsistency between the Offer and these Rules, the terms of the Offer will prevail but only to the extent that the inconsistency does not adversely affect the validity, legality or tax effectiveness of the Plan.
5.6.
Pro-forma Offers and pro-forma Applications are attached as Schedules of this Plan, respectively.

Application and Acceptance

5.7.
Unless otherwise determined by the Board in its sole and absolute discretion, an Eligible Employee that wishes to apply to participate in the Plan in response to an Offer must, on or before the period of time allowed for acceptance of the Offer, give an Application:
5.7.1.
to the person specified in the Offer Letter; and
5.7.2.
in accordance with any instructions or conditions set out in the Offer Letter.
5.8.
An Eligible Employee may apply for less than the total number of Shares, Options or Performance Rights provided in an Offer.

5.9.
Once that Application is given and accepted by the Company, a contract is formed under which an Eligible Employee:
5.9.1.
becomes bound by the terms and conditions of the Offer Letter, this Plan and the Company’s Constitution; and
5.9.2.
agrees to the issue of the Shares, Options or Performance Rights in accordance with the terms and conditions of the Eligible Employee’s Application.
5.10.
In accordance with the Company’s reporting obligations under Australian and other tax legislation, each participant consents to the disclosure of information about this Plan and its participants to the Australian Tax Office or another tax authority.

Multiple Offers

5.11.
Unless otherwise determined by the Board in its sole and absolute discretion, the Board may make any number of issues to Eligible Employees, as set out in any Offer, notwithstanding that an issue or issues may have been previously made to any Eligible Employee.

Right to reject Applications

5.12.
The Board is entitled to reject any Application by an Eligible Employee to participate in this Plan without giving any reason.
5.13.
The Board must promptly notify an applicant if an Application has been rejected, in whole or in part.

Grant of Options

5.14.
Once the Board has received and accepted a duly signed and completed Application for Options, the Company must, provided the Eligible Employee to whom the Offer was made remains an Eligible Employee, promptly grant Options to the applicant, upon the terms set out in the Offer, the Application and the Plan and upon such additional terms and conditions as the Board determines.
5.15.
The Company will, within a reasonable period after the Grant Date of the Options, issue the applicant with a certificate evidencing the grant of the Options.
6.
OPERATION OF PLAN
6.1.
This Plan is administered by the Board, which has power to:
6.1.1.
determine appropriate procedures for administration of this Plan consistent with this Plan;
6.1.2.
resolve conclusively all questions of fact or interpretation in connection with this Plan;
6.1.3.
appoint a person to be the Plan Administrator;
6.1.4.
delegate to any persons (including, without limitation, a Plan Administrator) for such period and on such terms as it sees fit the exercise of any of its powers or discretions under this Plan; and
6.1.5.
take and rely on independent professional or expert advice in or in relation to the exercise of any of its powers or discretions under this Plan.

6.2.
Where the Board is to make a determination, decision, approval or give any opinion under this Plan, the Board or the Company may do so in its absolute discretion.
6.3.
Any power or discretion which is conferred on the Board or the Company by this Plan may be exercised by the Board in the interests, or for the benefit, of the Company and the Board is not, in exercising any such power or discretion, under any fiduciary or other obligation to any other person including, for the avoidance of doubt, any Eligible Employee or any Participant.

Data Protection

6.4.
By participating in the Plan, a Participant consents to the holding and processing of personal data provided by the Participant to the Company for all purposes relating to the operation of the Plan, including
6.4.1.
administering and maintaining Participant records;
6.4.2.
providing information to the Company, registrars, brokers and third party administrators of the Plan; and
6.4.3.
providing information to future purchasers of the Company or its business.
7.
OPTION TERMS

Option entitlements

7.1.
Subject to the Board determining otherwise prior to an Offer, each vested Option entitles the Participant holding the Option to subscribe for, or to be transferred, one Plan Share on payment of the Exercise Price (if any).

Participant rights

7.2.
A Participant who holds Options is not entitled to:
7.1.1.
notice of, or to vote or attend at, a meeting of the Shareholders;
7.1.2.
receive any dividends declared by the Company; or
7.1.3.
participate in any new issues of securities offered to Shareholders during the term of the Options, unless and until the Options are exercised and the Participant holds Plan Shares.

Conditions for vesting and exercise

7.3.
The Board will determine prior to an Offer being made and specify in the Offer any Performance Criteria and/or Vesting Conditions attaching to the Options.
7.4.
Options will only vest and be exercisable if the applicable Performance Criteria and/or Vesting Conditions (if any) have been satisfied, waived by the Board, or are deemed to have been satisfied under these Rules.
7.5.
In the event of a Liquidity Event, the Board in its absolute discretion may waive any Vesting Conditions or Performance Criteria in respect of some or all of the Options held by a Participant.
7.6.
Where an Option is issued under this Plan, such security cannot be exercised or converted into a Plan Share unless:

7.6.1.
a current prospectus is available to allow the relevant Plan Shares to be traded on-market without infringing section 707 of the Corporations Act;
7.6.2.
the Company complies with section 708A of the Corporations Act;
7.6.3.
the Plan Shares may be traded in accordance with proposed notional section 1100ZD (or similar or substitute provision) of the Corporations Act; or
7.6.4.
the Participant enters into terms satisfactory to the Company prohibiting the sale of the Plan Shares within 12 months of their issue.
7.7.
Where an Option is unable to be exercised due to no other circumstance other than those provided under clause 7.6, the Term applicable to an Option shall be extended until the date that is 10 Business Days after the cessation of the relevant circumstance set out in clause 7.6.

No transfer of Options

7.8.
Subject to clause 7.9, Options granted under this Plan may not be assigned, transferred, encumbered with a Security Interest in or over them, or otherwise Disposed of by a Participant, unless:
7.8.1.
the prior consent of the Board is obtained, which consent may impose such terms and conditions on such assignment, transfer, encumbrance or Disposal as the Board sees fit; or
7.8.2.
such assignment or transfer occurs by force of law upon the death of a Participant to the Participant’s legal personal representative.
7.9.
Subject to the Company satisfying the start-up company requirements in section 83A-33 of the Tax Act a legal or a beneficial interest in an Option issued under this Plan may not be Disposed of until the earlier of:
7.9.1.
the Relevant Person in respect of those Options ceasing to be an Eligible Employee;
7.9.2.
three (3) years after the date the Options are granted to the Participant;
7.9.3.
a Disposal under an arrangement which meets the requirements in section 83A-130 of the Tax Act; and
7.9.4.
such time as the Commissioner of Taxation allows in accordance with section 83A-45(5) of the Tax Act.

Options to be recorded

7.10.
Options will be recorded in the appropriate register of the Company.

Exercise Price

7.11.
The Exercise Price of each Option is to be such price as determined by the Board in its discretion when granting the Option.

Adjustment for right issue

7.12.
If the Company makes an issue of Shares pro rata to existing Shareholders (other than an issue in lieu of in satisfaction of dividends or by way of dividend reinvestment) the Exercise Price of an Option will be reduced according to the following formula:

New exercise price = O (E[P-(S+D)] divided by N+1) O = the old Exercise Price of the Option.

E = the number of underlying Shares into which one Option is exercisable.

P = average market price per Share weighted by reference to volume of the underlying Shares during the 5 trading days ending on the day before the ex rights date or ex entitlements date.

S = the subscription price of a Share under the pro rata issue.

D = the dividend due but not yet paid on the existing underlying Shares (except those to be issued under the pro rata issue).

N = the number of Shares with rights or entitlements that must be held to receive a right to one new share.

Adjustment for bonus issue of Shares

7.13.
If the Company makes a bonus issue of Shares to existing Shareholders (other than an issue in lieu, or in satisfaction, of dividends or by way of dividend reinvestment):
7.13.1.
the number of Shares which must be issued on the exercise of an Option will be increased by the number of Shares which the Participant would have received if the Participant had exercised the Option before the record date for the bonus issue; and
7.13.2.
no change will be made to the Exercise Price.
7.14.
If there is any reorganisation of the issued share capital of the Company, the rights of the Participant who holds Options or Performance Rights will be varied to comply with the Listing Rules which apply to the reorganisation at the time of the reorganisation.
8.
EXERCISE OF OPTIONS

Exercise Period for Options

8.1.
The Exercise Period for Options will be as determined by the Board in its sole and absolute discretion.

Method of exercise

8.2.
Following the issuing of a Vesting Notification to the Participant, the Option is exercisable by the Participant within the Exercise Period specified by the Board in the Offer, subject to the Participant delivering to the registered office of the Company or such other address as determined by the Board of:
8.1.1.
a signed Notice of Exercise; and

8.1.2.
subject to clause 8.4, a cheque or cash or such other form of payment determined by the Board in its sole and absolute discretion as satisfactory for the amount of the Exercise Price (if any).

No issue unless cleared funds

8.3.
Where a cheque is presented as payment of the Exercise Price on the exercise of Options, the Company will not, unless otherwise determined by the Board, allot and issue or transfer Plan Shares until after any cheque delivered in payment of the Exercise Price has been cleared by the banking system.

Cashless exercise of Options

8.4.
The Board may determine in its sole and absolute discretion that a Participant will not be required to provide payment of the Exercise Price of Options by cash, cheque or some other method acceptable to the Company, but that on exercise of the Options, the Company will only allot and issue or transfer that number of Plan Shares to the Participant that is equal in value to the difference between the Exercise Price otherwise payable in relation to the Options and the then Market Value of the Plan Shares as at the time of the exercise (with the number of Plan Shares rounded down to the nearest whole number).

Minimum Exercise

8.5.
Options must be exercised in multiples of 1,000 unless fewer than 1,000 Options are held by a Participant or the Board otherwise agrees.

Actions on exercise

8.6.
On completion of the exercise of Options, the Options will automatically lapse.
9.
EMPLOYEE SHARE TRUST
9.1.
The Board may in its sole and absolute discretion use an employee share trust or other mechanism for the purposes of holding Plan Shares for Participants under the Plan and delivering Plan Shares to Participants upon exercise of the Options or the satisfaction of Performance Criteria of a Performance Right.
10.
PERFORMANCE RIGHT TERMS

Offer of Performance Rights

10.1.
The Board may offer Performance Rights to any Eligible Employee at its sole discretion. Each Performance Right confers an entitlement to be provided with one Plan Share, credited as fully paid, at no cost, upon the full satisfaction of the Performance Criteria specified by the Board in relation to that Performance Right and exercise of the Performance Right by the Participant.

Participant rights

10.2.
A Participant who holds Performance Rights is not entitled to:
10.2.1.
notice of, or to vote or attend at, a meeting of the Shareholders; or
10.2.2.
receive any dividends declared by the Company, unless and until the Performance Rights are satisfied and the Participant holds Plan Shares.

Board may add to or vary Performance Rights

10.3.
The Board may add to or vary any Eligible Employee’s Performance Rights, in a manner that increases the overall benefit to the Eligible Employee, if the Eligible Employee is promoted, receives an increase in remuneration, or if the Eligible Employee’s professional circumstances change such that the Board considers the previous Performance Rights to be no longer appropriate.

Performance Rights subject to this Plan

10.4.
Performance Rights will be governed by this Plan until the Performance Rights:
10.4.1.
lapse; or
10.4.2.
the Performance Criteria to which the Performance Rights relate have been fully satisfied in accordance with this Plan and consequently Plan Shares have been issued on the exercise of those vested Performance Rights in accordance with clause 11.

Performance Rights not property

10.5.
A Participant’s Performance Rights are personal contractual rights granted to the Participant only and do not constitute any form of property. Performance Rights cannot be transferred to or vest in any person other than the Participant.
11.
EXERCISE OF PERFORMANCE RIGHTS

Exercise Period for Options

11.1.
The Exercise Period for Performance Rights will be as determined by the Board in its sole and absolute discretion.

Method of exercise

11.2.
Following the issuing of a Vesting Notification to the Participant, the Performance Rights are exercisable by the Participant within the Exercise Period specified by the Board in the Offer, subject to the Participant delivering to the registered office of the Company or such other address as determined by the Board a signed Notice of Exercise.
12.
PERFORMANCE CRITERIA

Board may determine Performance Criteria

12.1.
The Board may at its sole discretion determine the Performance Criteria which will apply to any Performance Rights, Options or Shares granted under this Plan. The Performance Criteria will specify the criteria which the Eligible Employee is required to meet in the specified Performance Period in order to become entitled to receive Shares under this Plan.
12.2.
The Board will provide written notice of the Performance Criteria before the commencement of the Performance Period to which those Performance Criteria relate. However, if the Board grants Performance Rights, Options or Shares after a Performance Period has already commenced, then the Board will provide such notice no later than the time at which it grants those Performance Rights.
12.3.
The Board may vary the Performance Criteria and/or the Performance Period after the grant of those Performance Rights, Options or Shares subject to:
12.3.1.
the Company complying with any Applicable Laws.

12.3.2.
the Performance Criteria and/or the Performance Period as varied being no less favourable to the Participant than the terms upon which the Performance Rights were originally granted.
12.3.3.
the Board promptly notifying a Participant of any such variation.
12.4.
The Board will determine whether (and, where applicable, to what extent) the Participant has satisfied the Performance Criteria applicable to the Performance Period at the end of the Performance Period. As soon as practicable after making that determination the Board must inform the Participant of that determination, and of the number of Plan Shares to be provided to the Participant in respect of the Performance Rights, Options or Shares to which those Performance Criteria relate upon the exercise of the vested Performance Rights by the Participant.
12.5.
The Plan Shares provided to the Participant on the exercise of vested Performance Rights, Options or Shares may be subject to the Restrictions.
12.6.
Any Performance Rights, Options or Shares provided to a Participant in respect of a Performance Period that have not vested will immediately lapse upon expiry of the Performance Period unless the Company agrees to extend the Performance Period in writing.
13.
QUOTATION
13.1.
The Company will not seek official quotation of any Options or Performance Rights.
13.2.
Subject to clause 7.6, within 20 Business Days of receipt of the documents referred to in clause 8.2 the Company must allot and issue, or transfer, the number of Plan Shares for which the Participant is entitled to subscribe for or acquire through the exercise of the Options.
14.
LAPSE OF OPTIONS AND PERFORMANCE RIGHTS

When do Options and Performance Rights lapse?

14.1.
Subject to clause 14.2 or the Board deciding otherwise, a Participant’s Options and Performance Rights shall automatically be cancelled for no consideration on the earliest to occur of the following:
14.1.1.
the cessation of employment or office of a Participant (other than in accordance with clauses 23 and 24);
14.1.2.
where clause 25 applies;
14.1.3.
if applicable Performance Criteria and/or Vesting Conditions are not achieved by the relevant time;
14.1.4.
if the Board determines in its reasonable opinion that the applicable Performance Criteria and/or Vesting Conditions have not been met and cannot be met prior to the Expiry Date;
14.1.5.
the Expiry Date;

14.1.6.
(in the case of Performance Rights only) a determination by the Board that the Participant has not satisfied the Performance Criteria specified by the Board in respect of those Performance Rights (in which case all such Performance Rights will immediately lapse);
14.1.7.
where the Board has determined that the Participant has, by any act or omission, brought the Company into disrepute;
14.1.8.
the receipt by the Company of notice from the Participant (after a Special Circumstance has arisen with respect to the Participant) that the Participant has elected to surrender the Option or Performance Right; and `
14.1.9.
any other circumstances specified in any Offer Letter pursuant to which the Options or Performance Rights were issued.

Discretion of Board

14.2.
The Board may decide to allow a Participant to:
14.2.1.
exercise any or all of their Options, whether or not the Vesting Conditions have been satisfied, and whether or not the Options would otherwise have lapsed, provided that no Options will be capable of exercise later than the relevant Expiry Date for those Options; and
14.2.2.
retain any Performance Rights regardless of:
14.2.2.1.
the expiry of the Performance Period to which those Performance Rights relate; or
14.2.2.2.
any failure by the Participant to satisfy in part or in full the Performance Criteria specified by the Board in respect of those Performance Rights; in which case, the Board may:
14.2.2.3.
determine that any or all of those retained Performance Rights shall vest and on the exercise of these vested Performance Rights the corresponding Plan Shares shall be provided to the Eligible Employee; or
14.2.2.4.
determine a new Performance Period for those retained Performance Rights and notify the Participant of that Period as soon as practicable.

Determination whether to exercise discretion

14.3.
The Board may have regard to whatever matters it thinks reasonable when making a decision about the matters in clause 14.2 with respect to a Participant, including any of the following factors:
14.3.1.
the reason for the cessation of employment with the Company;
14.3.2.
the length of time between the date of cessation of employment and the Expiry Date;
14.3.3.
(in the case of Performance Rights only), the Participant’s reasons for any failure to satisfy any Performance Criteria;
14.3.4.
the total length of service of the person as an employee with the Company;

14.3.5.
if the cessation of employment is related to the person’s performance, then the extent to which the person has been given warning of their performance inadequacies;
14.3.6.
information provided by the person to the Board to support any claim to exercise the discretion in the person’s favour; or
14.3.7.
Applicable Law.

Effect of lapse

14.4.
All rights of a Participant under this Plan in respect of an Option or Performance Right cease upon the Option or Performance Right lapsing. No consideration or compensation will be payable to any person in relation to that lapse.
14.5.
The Company will, with respect to any Option or Performance Right that has lapsed in accordance with this clause 14:
14.5.1.
notify the Participant that the relevant Options or Performance Rights held by them have lapsed;
14.5.2.
arrange for the Participant or the Participant’s agent or attorney to sign any transfer documents as may be required to transfer or otherwise deal with the Options or Performance Rights; and
14.5.3.
not be liable for any damages, compensation or other amounts to the Participant in respect of the Options or Performance Rights.
15.
DEFERRED TAXATION
15.1.
Subdivision 83A-C of the Tax Act applies to Options or Performance Rights granted under the Plan except to the extent an Offer provides otherwise.
16.
ISSUE OF SHARES

Issue of Shares directly to Eligible Employee

16.1.
The Company will issue Shares or acquire and transfer Shares directly to the Eligible Employee where Shares are to be provided under this Plan, unless the Board determines otherwise.
16.2.
All Shares issued to a Participant will be subject to any Offer Conditions specified in the Offer and will remain Restricted Shares until all applicable Offer Conditions have been satisfied

Restrictions on Shares

16.3.
A Participant must comply with any Restrictions applicable to any Shares held by the Participant during the Restriction Period. The Company may place a holding lock or similar arrangement to give effect to the Restrictions.

Removal of Restrictions

16.4.
Subject to clause 16.5, a Participant may submit a written request to the Board at any time to remove any Restrictions applicable to Shares held by the Participant during the Restriction Period. The Board may approve such a request at its absolute discretion.

16.5.
Subject to the Company satisfying the start-up company requirements in section 83A-33 of the Tax Act a legal or a beneficial interest in a Share issued under this Plan may not be Disposed of until the earlier of:
16.5.1.
the Relevant Person in respect of those Shares ceasing to be an Eligible Employee;
16.5.2.
three (3) years after the date the Shares are issued to the Participant;
16.5.3.
a Disposal under an arrangement which meets the requirements in section 83A-130 of the Tax Act; and
16.5.4.
such time as the Commissioner of Taxation allows in accordance with section 83A-45(5) of the Tax Act.

Forfeiture of Shares

16.6.
A Participant (and any person claiming through a Participant) will forfeit any right or entitlement in any Shares under the Plan, if during the Restriction Period, that Eligible Employee has:
16.6.1.
been dismissed or removed from office for a reason which the Company is entitled to dismiss the Participant without notice or has committed any act of fraud, defalcation or gross misconduct in relation to the affairs of the Company (whether or not charged with an offence);
16.6.2.
by their act or omission, done anything which brings the Company into disrepute; or
16.6.3.
ceases to be employed by the Company and the Board directs that such Shares are to be forfeited.
16.7.
The Board must not issue and allot any Shares to a person if:
16.7.1.
the issue of the shares is prohibited under the Corporations Act without a disclosure document, product disclosure statement or similar document; or
16.7.2.
any Employee Loan included in the Offer would not be ‘exempted financial assistance’ under section 260C(4) of the Corporations Act if accepted by the Participant.
16.8.
The Company may require from the Participant a signed blank transfer in relation to those Shares or any other documentation upon the issue or transfer of Shares to a Participant. The Participant must provide such a transfer or such other documentation.
17.
EMPLOYEE LOAN
17.1.
As part of any Offer, the Board may, in its absolute discretion, offer to a Participant a limited recourse, interest free loan to be made by the Company to the Participant for an amount equal to the Issue Price for the Shares offered to the Participant pursuant to the relevant Offer (Employee Loan).
17.2.
An Employee Loan must be used for the sole purpose of paying the Company the Issue Price for Shares to be issued to the Participant on acceptance of the relevant Offer, with the amount to be advanced to the Participant under the Employee Loan applied to payment of the Issue Price for such Shares.
17.3.
In the event that the Employee Loan is repayable by the Participant to the Company, the Company’s sole recourse in the event that the Employee Loan is not repaid will be limited to the Shares to which the Employee Loan relates and the Company may deal with those shares in accordance with clause 18.5 or 26.
18.
REPAYMENT OF EMPLOYEE LOAN
18.1.
A Participant may repay an Employee Loan in any of the following ways:
18.1.1.
by specific payments;
18.1.2.
by directing the Board to apply dividends (net of tax) from the Shares toward the repayment of the loan; or
18.1.3.
in accordance with clause 18.4 below.
18.2.
If a Participant has more than one Employee Loan and makes a specific payment without specifying to which Employee Loan the payment is directed, payments will be directed to the earliest Employee Loan.
18.3.
If a Participant ceases to be a Participant, fails to comply with any obligations under this Plan or seeks to Transfer any shares issued under this Plan other than in accordance with the terms of this Plan or the Constitution, the Board, may by written notice to the Participant, require repayment of all Employee Loans (Employee Loan Repayment Notice).
18.4.
Unless the Board, in its absolute discretion, determines otherwise, the date on which an Employee Loan must be repaid by the Participant shall be the later of the date specified by the Board in the Employee Loan Repayment Notice (if any) and:
18.4.1.
where the Company has the right to Buy-Back any Shares under this Plan, but does not exercise that right during the applicable Buy-Back Period, the date being 30 days after the expiry of the applicable Buy-Back Period; and
18.4.2.
where the Company has the right to Buy-Back any Shares under this Plan and exercises that right, the date of completion of the Buy-Back of the relevant Shares.
18.5.
If an Employee Loan is not repaid in full by the date specified by the Board for repayment, the Board may sell the relevant Shares or dispose of such number of relevant Shares for their market price as the Board determines in its absolute discretion. The Board must apply the proceeds of the sale or disposal first, towards meeting the costs of the sale or disposal, second, towards repaying the outstanding amount under the relevant Employee Loan, third, towards repaying any amount owed (on any account) to the Company by the Participant, and fourth, any amounts remaining to the Participant.
19.
RIGHTS ATTACHING TO PLAN SHARES

Shares to rank equally

19.1.
Any Plan Shares allotted, issued or transferred by the Company to a Participant under the Plan will rank equally with all existing Shares, including those Shares issued, directly, under this Plan, on and from the date of allotment, issue or transfer in respect of all rights and bonus issues, and dividends which have a record date for determining entitlements on or after the date of allotment, issue, or transfer of those Plan Shares.

20.
DISPOSAL RESTRICTIONS ON PLAN SHARES
20.1.
A Participant must comply with any Restrictions applicable to any Plan Shares held by the Participant during the Restriction Period. The Company may place a holding lock or similar arrangement to give effect to the Restrictions.

Removal of Restrictions

20.2.
Subject to clause 7.9, a Participant may submit a written request to the Board at any time to remove any Restrictions applicable to Plan Shares held by the Participant during the Restriction Period. The Board may approve such a request at its absolute discretion.
20.3.
Subject to Company satisfying the start-up company requirements in section 83A-33 of the Tax Act a legal or beneficial interest in a Plan Share issued under this Plan may not be disposed of until the earlier of:
20.3.1.
the Relevant Person in respect of those Plan Shares ceasing to be an Eligible Employee;
20.3.2.
three (3) years after the date the Plan Shares are issued to the Participant;
20.3.3.
a Disposal under an arrangement which meets the requirements in section 83A-130 of the Tax Act; and
20.3.4.
such time as the Commissioner of Taxation allows in accordance with section 83A-45(5) of the Tax Act.

Overriding restrictions on dealing with Plan Shares

20.4.
Participants must not deal with Plan Shares if to do so would contravene Applicable Laws.

Plan Shares entitlements

20.5.
A Participant’s entitlement to receive a notice of, or to vote or attend at, a meeting of the members of the Company or Shareholders, and to receive any dividends declared by the Company during the relevant Restriction Period will not be affected by the imposition of a restriction on the Plan Shares held by a Participant pursuant to clause 20.1.
21.
HOLDING PERIOD
21.1.
The Board may specify, in its absolute discretion, a specific holding period and/or Restrictions that apply to some or all of the Shares, Plan Shares, Options or Performance Rights offered to a person in any Offer (Holding Period).
22.
NOMINEE
22.1.
Unless expressly permitted in the Offer, an Eligible Employee may only submit an Application in the Eligible Employee’s name and not on behalf of any other person.
22.2.
Despite anything to the contrary in this Plan, if an Employee Loan is offered to an Eligible Employee, the Eligible Employee is not able to nominate a Related Party to hold the Shares offered to the Eligible Employee.

22.3.
If an Eligible Employee is permitted in the Offer, the Eligible Employee may nominate a Related Party to be issued the Shares, Options or Performance Rights the subject of the Offer. The nominated Related Party must execute any documents required by the Company in order to receive the grant of the Shares, Options or Performance Rights.
22.4.
The Board may, in its discretion, resolve not to allow a renunciation of an Offer in favour of a Related Party without giving any reason for that decision.
22.5.
If Shares, Options or Performance Rights are granted to a Related Party nominated by an Eligible Employee, then to the extent necessary to give effect to these Rules, the Eligible Employee will continue to be treated as the Participant.
22.6.
If a Participant ceases to Control its Related Party to whom Shares, Options, Performance Rights or Plan Shares have been granted under these Rules, then that Related Party must immediately transfer all Shares, Options, Performance Rights or Plan Shares held by it to the Participant. Each of the Participant and the Related Party will do (and hereby authorise the Company and its officers and agents to do) all things necessary, including executing all documentation necessary, to give effect to this clause.
23.
GOOD LEAVER
23.1.
Where a Participant who holds Options becomes a Good Leaver:
23.1.1.
all vested Options which have not been exercised will continue in force and remain exercisable for 90 days after the date the Participant becomes a Good Leaver, unless the Board determines otherwise in its sole and absolute discretion, after which the Options will lapse; and
23.1.2.
unless the Board determines otherwise, in its sole and absolute discretion, all unvested Options will lapse.
24.
BAD LEAVER
24.1.
Where a Participant who holds Options becomes a Bad Leaver, unless the Board determines otherwise, in its sole and absolute discretion, all vested and unvested Options will lapse.
25.
FORFEITURE

Forfeiture Conditions

25.1.
The Board may determine prior to any Offer if any Forfeiture Conditions apply in respect of Shares, Options, Performance Rights and/or Plan Shares issued under that Offer.

Where Forfeiture Occurs

25.2.
Where any Shares, Options, Performance Rights and/or Plan Shares are subject to Forfeiture Conditions and any such Forfeiture Condition(s) occur, such Shares, Options, Performance Rights and/or Plan Shares will be forfeited and the Company will:
25.2.1.
notify the Participant that the relevant Shares, Options, Performance Rights and/or Plan Shares held by them have been forfeited;
25.2.2.
arrange for the Participant’s agent or attorney to sign any transfer documents required to transfer or otherwise deal with the relevant Shares, Options, Performance Rights and/or Plan Shares; and

25.2.3.
not be liable for any damages, compensation or other amounts to the Participant in respect of the relevant Shares, Options, Performance Rights and/or Plan Shares that were subject to such forfeiture.

Fraudulent or dishonest actions

25.3.
In addition to forfeiture in accordance with the Forfeiture Conditions (if any), where, in the reasonable opinion of the Board, a Participant:
25.3.1.
acts fraudulently or dishonestly; or
25.3.2.
wilfully breaches his or her duties to the Company, then the Board may deem all Shares, Options, Performance Rights and/or Plan Shares held by the Participant will automatically be forfeited.
26.
BUY-BACK
26.1.
Subject to any provisions to the contrary in the Constitution or Applicable Law, the Company may at any time Buy-Back any Shares where:
26.1.1.
a Participant has become a Former Participant;
26.1.2.
any Performance Criteria attaching to the Shares have not, or cannot, be achieved as determined by the Board in its sole discretion; or
26.1.3.
if an Employee Loan is not repaid in full by the date specified by the Board for repayment.
26.2.
If the Company does not exercise its right to Buy-Back any Shares during the relevant Buy-Back Period, the Former Participant must repay any Employee Loan advanced to the Former Participant in respect of the purchase of such Shares in accordance with paragraph 18.4 and, subject to paragraphs 18.5 and 26.1, the Former Participant shall thereafter hold such remaining Shares in accordance with the terms of the Constitution.
26.3.
The Buy-Back of Shares under clause 26.1 may occur in one or more tranches within such time, as determined by the Board in its sole and absolute discretion.

Buy-Back mechanism

26.4.
Each Participant will do all acts, matters and things at any time which are necessary or desirable in the sole opinion of the Board to give effect to any Buy-Back of his or her Shares, Options, Performance Rights and/or Plan Shares.
27.
BUY-BACK PRICE FOR SHARES
27.1.
Unless determined otherwise by the Board in its absolute discretion, the price on which each Share may be Bought-Back by the Company (Buy-Back Price) shall be determined as follows:
27.1.1.
Where the Shares are Restricted Shares:
27.1.1.1.
The Buy-Back Price will be the Issue Price;
27.1.2.
Where the Shares are not Restricted Shares:
27.1.2.1.
where the Former Participant is a not a Bad Leaver, the Buy-Back Price will be the higher of the Issue Price and the Market Value of the Shares; and

27.1.2.2.
where the Former Participant is a Bad Leaver, the Buy-Back Price will be the Issue Price of the Shares.
28.
CANCELLATION

Securities may be Cancelled if Participant consents

28.1.
Notwithstanding any other provisions of the Plan, if a Participant and the Board have agreed in writing that some or all of the Shares, Options, Performance Rights and/or Plan Shares granted to that Participant may be Cancelled on a specified date or on the occurrence of a particular event and any consideration related thereto, then the Board may Cancel those Shares, Options, Performance Rights and/or Plan Shares on the relevant date or on the occurrence of the particular event (as the case may be).

Cancellation of Shares, Options, Plan Shares and/or Performance Rights

28.2.
Where the Shares, Options, Performance Rights and/or Plan Shares are to be Cancelled by the Company, the Company may do such things and enter such arrangements with the Company’s share registry or otherwise as it considers necessary to enforce any Cancellation and the relevant Participant will be bound by any action by the Company under this clause 28.2.
29.
CAPITAL RECONSTRUCTIONS
29.1.
Subject to any Applicable Laws, the number of Shares, Options, Performance Rights and/or Plan Shares held by a Participant under the Plan may, in the sole and absolute discretion of the Board, be determined to be such number as is appropriate and so that the Participant does not suffer any material detriment following any variation in the share capital of the Company arising from:
29.1.1.
a reduction, subdivision or consolidation of share capital;
29.1.2.
a reorganisation of share capital;
29.1.3.
a distribution of assets in specie;
29.1.4.
the payment of a dividend, otherwise than in the ordinary course, of an amount substantially in excess of the Company’s normal distribution policy; or
29.1.5.
any issue of ordinary shares or other equity securities or instruments which convert into ordinary shares by way of capitalisation of profits or reserves.
29.2.
Upon any adjustment being made pursuant to this clause, the Board will notify each Participant (or his or her legal personal representative where applicable) in writing, informing them of the number of Options and/or Plan Shares held by the relevant Participant.
30.
TAKEOVERS AND RECONSTRUCTIONS
30.1.
The Board must give a Takeover Notice to Participants if a takeover bid or other offer is made to acquire all of the issued Shares of the Company (a Takeover).

Compromise and arrangements

30.2.
The Board must give a Reconstruction Notice to Eligible Employees if, under Part 5.1 of the Corporations Act, the Court sanctions a compromise or arrangement proposed for the purpose of, or in connection with, a scheme for the reconstruction of the Company or its amalgamation with any other company or companies which, if implemented, would result in a change in the Control of the Company (in each case, a Reconstruction).
30.3.
Participants will be entitled, upon receipt of a Takeover Notice or Reconstruction Notice:
30.3.1.
in the offer period referred to in the Takeover Notice or the notice period for the shareholders’ meeting the subject of the Reconstruction Notice, to exercise all or any of their Options for which their respective Vesting Conditions have been satisfied; and/or
30.3.2.
make a request to the Board to determine that all existing Performance Rights vest immediately and that Plan Shares in respect of all such Performance Rights be provided to the Eligible Employee, in which case:
30.3.1.1.
the Board must process such a request as soon as possible with reference to the Performance Criteria relating to those Performance Rights; and
30.3.1.2.
the Board may determine at its discretion the number (if any) of Performance Rights which shall vest in the Eligible Employee; and must provide that number of Shares to the Participant.
30.4.
The Participant shall be entitled to receive the consideration payable on acceptance of the takeover bid or offer and upon receipt of a Takeover Notice or Reconstruction Notice, all Restrictions under this Plan are deemed to have been removed.

Ability to exercise Options

30.5.
A Participant may exercise all or any of their vested Options or Performance Rights, upon receipt of a Takeover Notice or Reconstruction Notice, provided that no Option or Performance Right will be capable of exercise later than the Expiry Date. Subject to clause 14.2, a Participant may exercise 50% of their unvested Options or Performance Rights, upon receipt of a Takeover Notice or Reconstruction Notice, regardless of whether or not the Vesting Conditions or Performance Criteria have been satisfied provided that no Option or Performance Right will be capable if exercise later than the Expiry Date.

Aggregation

30.6.
For the purposes of a Takeover or Reconstruction, if a number of Options or Performance Rights are exercised simultaneously, or a number of Shares vest simultaneously, the number of Shares or fractions of Shares which are to be issued as a consequence, may be aggregated. Any fraction in that aggregate number only will be disregarded in determining the total entitlement of an Eligible Employee.

Calculations and adjustments

30.7.
For the purposes of this clause 30, the Board will make any calculations or adjustments which are required to be made, which will be final and conclusive and binding on the Participants, in the absence of manifest error.
31.
CONTRAVENTION OF APPLICABLE LAWS
31.1.
No act will be done or determination made in accordance with these Rules where to do so would be a breach of any Applicable Laws, and where any such act is done or determination made it will be considered void and to the extent possible be unwound and of no effect in respect of Shares, Options, Performance Rights and/or Plan Shares.

32.
ADMINISTRATION OF THE PLAN

Regulations

32.1.
The Board may make such regulations for the operation of the Plan as it considers necessary, provided such regulations are consistent with these Rules.

Delegation

32.2.
The Board may delegate any of its powers or discretions conferred on it by these Rules to a committee of the Board or to any one or more persons selected by it, including but not limited to the company secretary.
32.3.
Any delegation will be for such period and upon such terms and conditions as determined by the Board from time to time.

Decisions final

32.4.
Every exercise of a discretion by the Board (or its delegates) and any decision by the Board (or its delegates) regarding the interpretation, effect or application of these Rules will be final, conclusive and binding.

Attorney and agent

32.5.
Each Participant hereby authorises and appoints the company secretary holding office at the relevant time (or their delegate) as their agent or attorney with power to do all things necessary in the name of and on behalf of the Participant to give effect to these Rules, including and without limitation, signing Option, Share or Plan Share transfers, and signing all documents and doing all acts necessary to effect a Buy-Back, and accounting for the proceeds of the sale of forfeited shares, but expressly excluding the power to exercise Options granted to the Participant under the Plan.
32.6.
Each Participant agrees to indemnify and hold harmless any person acting as their agent or attorney in accordance with these Rules in respect of all costs, damages or losses of whatever nature arising from so acting, other than costs, damages or losses arising out of the agent’s or the attorney’s dishonesty, fraud or wilful breach of their duties.

Notice

32.7.
Address for service:
32.7.1.
Any notice required to be given to the Participants under the Plan will be sent to the address of the Participant as entered in the register unless delivered in person or to any email address notified by the Participant as their current email address for service. Any corporate email account issued by the Company for the exclusive use by a Participant during their tenure of employment shall be deemed to be their email address for service for the purpose of these Rules during their tenure of employment.
32.7.2.
Any notice required to be given to the Company under the Plan will be sent to the registered office of the Company or such other address as is notified to Participants from time to time.
32.8.
Delivery of notices:
32.8.1.
Any notice to be given to Participants may be delivered by hand to the Participant.

32.8.2.
Any notice to be given to the Company may be delivered by hand or by prepaid post. Notices may also be given to the Company by means of facsimile, email or other mode of electronic delivery to such address as is notified by the Company to the Participant.
32.8.3.
Notices delivered to Participants in accordance with the Constitution will be taken to be delivered in accordance with the Constitution. Notices delivered to the Company by pre-paid post will be taken to be delivered if properly addressed and stamped, 72 hours after mailing in Australia and seven days after mailing outside Australia. Notices delivered by facsimile, email or other mode of electronic delivery will be taken to be delivered on receipt of a successful transmission notice, return receipt or such other confirmation by which the sender can reasonably verify delivery.
33.
PLAN AMENDMENT

Amendment of Plan

33.1.
Subject to clause 33.2 and the Constitution, the Board may at any time amend these Rules or the terms and conditions upon which any Shares, Options or Performance Rights have been issued under the Plan.
33.2.
No amendment to these Rules or to Shares, Options or Performance Rights granted under the Plan may be made if the amendment, in the opinion of the Board, materially reduces the rights of any Participant in respect of Shares, Options or Performance Rights granted to them prior to the date of the amendment, other than:
33.2.1.
an amendment introduced primarily:
33.2.1.1.
for the purposes of complying with or conforming to present or future legislation governing or regulating the Plan or like plans;
33.2.1.2.
to correct any manifest error or mistake;
33.2.1.3.
to allow the implementation of a trust arrangement in relation to the holding of Plan Shares granted under the Plan;
33.2.1.4.
for the purpose of complying with the Applicable Laws; and/o
33.2.1.5.
to take into consideration possible adverse taxation implications in respect of the Plan including changes to applicable taxation legislation or the interpretation of that legislation by a court of competent jurisdiction or any rulings from taxation authorities administering such legislation; or
33.2.2.
to the extent that materially reduces the rights of any Participant in respect of Shares, Options or Performance Rights granted to them prior to the date of the amendment, an amendment agreed to in writing by the Participant.
33.3.
The Board may determine that any amendment to these Rules or the terms of Shares, Options or Performance Rights granted under the Plan be given retrospective effect.
33.4.
Amendment of these Rules or the terms and conditions upon which Shares, Options or Performance Rights are granted under the Plan by the Board will be of immediate effect unless otherwise determined by the Board.

33.5.
As soon as reasonably practicable after making any amendment to these Rules or the terms and conditions of Shares, Options or Performance Rights granted under the Plan, the Board will give notice of the amendment to any Participant affected by the amendment. Failure by the Board to notify a Participant of any amendment will not invalidate the amendment as it applies to that Participant.

Amendment by addendum

33.6.
Subject to any other provision of these Rules, the Board may from time to time amend the terms of this Plan as they will apply in particular jurisdictions or circumstances by means of an addendum to these Rules.
34.
TERMINATION OR SUSPENSION

Termination or suspension

34.1.
Subject to clause 34.2, the Board may at any time terminate the Plan or suspend the operation of the Plan for such period or periods as it thinks fit.

Resolution to terminate, suspend, supplement or amend

34.2.
In passing a resolution to terminate or suspend the operation of the Plan, the Board must consider and endeavour to ensure that there is fair and equitable treatment of all Participants.
35.
NO EMPLOYMENT CONTRACT
35.1.
Nothing in these Rules or the terms of any Shares, Options or Performance Rights:
35.1.1.
confers upon an Eligible Employee a right to a grant or offer of a grant of Shares, Options or Performance Rights;
35.1.2.
confers on an Eligible Employee or a Participant the right to continue as an employee or officer of the Company (as the case may be);
35.1.3.
affects the rights of the Company to terminate the employment or office of an Eligible Employee or a Participant (as the case may be);
35.1.4.
affects the rights and obligations of any Eligible Employee or Participant under the terms of their office or employment with the Company;
35.1.5.
confers any legal or equitable right on an Eligible Employee or a Participant whatsoever to take action against the Company in respect of their office or employment; or
35.1.6.
confers on an Eligible Employee or a Participant any rights to compensation or damages in consequence of the termination of their employment or office by the Company for any reason whatsoever including ceasing to have rights under the Plan as a result of such termination.
36.
ASIC RELIEF
36.1.
Notwithstanding any other provisions of the Plan, every covenant or other provisions set out in an exemption or modification granted from time to time by ASIC in respect of the Plan or which applies to the Plan pursuant to its power to exempt and modify the Corporations Act and required to be included in the Plan in order for that exemption or modification to have full effect, is deemed to be contained in the Plan. To the extent that any covenant or other provision deemed by this clause 36 to be contained in the Plan is inconsistent with any other provision in the Plan, the deemed covenant or other provision will prevail.
37.
NON-EXCLUSIVITY

Non-exclusivity

37.1.
This Plan will not be deemed to be the exclusive method of providing incentive compensation to Eligible Employees, nor will it preclude the Company from authorising or approving other forms of incentive compensation for employees of the Company.

Relationship to other equity plans

37.2.
Participation in this Plan will not affect or be affected by any participation in any other employee equity plan operated by the Company, except as specifically provided in the terms of that other plan.
38.
GENERAL

No fiduciary capacity

38.1.
The Board may exercise any power or discretion conferred on it by these Rules in the interest or for the benefit of the Company, and in so doing the Board is not required to act in the interests of another person or as requested by another person and will not be under any fiduciary obligation to another person.

Listing Rules

38.2.
On the Company being admitted to the official list of the Australian Securities Exchange, the provisions of the ASX Listing Rules will apply to the Plan, and to the extent that the Plan and the ASX Listing Rules are inconsistent, the provisions of the ASX Listing Rules will apply.

Enforcement

38.3.
These Rules, any determination of the Board made pursuant to the Rules, and the terms of any Shares, Options or Performance Rights granted under the Plan, will be deemed to form a contract between the Company and the Participant.

Governing law

38.4.
This Plan and any Shares, Options or Performance Rights granted under it will be governed by, and must be construed according to, the laws of the Victoria and the Commonwealth of Australia.

SCHEDULE 1: PRO-FORMA OFFER LETTER OPTIONS

[ON COMPANY LETTERHEAD]

[insert participant name]

[address]

[date]

Dear [participant]

OFFER TO PARTICIPATE IN THE AMAERO INTERNATIONAL EMPLOYEE INCENTIVE PLAN

As you are aware, Amaero International Ltd (ACN 633 541 634) (Amaero International) has recently established an Employee Incentive Plan dated 31 July 2017 (“Plan”).

As a key member of the Amaero International team, the Board of Amaero International is delighted to offer you the opportunity to participate in the Plan on the terms set out in this letter (“Offer”) and in accordance with the rules of the Plan as enclosed (“Rules”).

To incentivise people important to the development prospects of Amaero International and to ensure the interests and motivations of such key persons are aligned with the interests and motivations of shareholders of Amaero International, the directors of Amaero International have elected to offer equity to some key individuals.

The offer means such key persons will have an opportunity to be personally rewarded for developing the business of Amaero International.

The Grant Date of the Employee Incentive Plan is the date on which Amaero International receives and accepts the Application Form from you.

Enclosed is a copy of the Rules. Capitalised terms which are defined in the Rules have the same meaning in this Offer Letter.

KEY TERMS OF THE OFFER

Amaero International is offering you the opportunity to acquire the following Plan Securities:

TYPE OF PLAN SECURITY	NUMBER OFFERED
Options to subscribe for fully paid ordinary shares in Amaero International (Options)	[insert number of options]

The Options will only be issued to you if you continue to be employed or engaged by Amaero International or one of its subsidiaries at the Grant Date.

Conditions

The Options to be issued shall be subject to the following conditions

CONDITION TYPE	CONDITION DESCRIPTION
Performance Criteria – Performance based conditions	[insert Performance Criteria]
Vesting Condition – Time based conditions

• for the first [25]% of Options, the [12-month] anniversary of the Grant Date (i.e. one year after the Options are issued to you); and

• in respect of the remaining [75]% of the Options, [1/12th each quarter] commencing from the [12-month] anniversary of the Grant Date.

Grant Price

The Grant Price of the Options is nil.

Exercise Price

The Exercise Price of the Options is $[insert exercise price] per Option.

[Note: the exercise price must be at least the current share price to obtain start-up tax treatment]

Conversion Rate

Upon exercise each Option will convert to one Ordinary Share in Amaero International.

Exercise Period

Your vested Options will be exercisable at any time before the Expiry Date.

Expiry Date

The Expiry Date of the Options is 15 years from the Grant Date

Minimum Holding Period

The Options, or Plan Shares acquired upon exercise of the Options, are not able to be transferred or otherwise Disposed of by you until the earlier of:

•
you ceasing to be employed or engaged by Amaero International; or
•
3 years from the Grant Date unless an earlier time is allowed by the Commissioner of Taxation in connection with a Liquidity Event.

[None: this Minimum Holding Period condition is only required in an Offer of Options which are eligible to obtain start-up tax treatment]

Nominee

You may nominate a Related Party to receive the Options in accordance with clause 22 of the Plan. In order to do so, you will need to include the nominee’s details in the attached Acceptance Form. The Board may, in its discretion, resolve not to allow a renunciation of an Offer in favour of a Related Party without giving any reason for that decision.

Other terms applicable to the Offer

The following are other key terms applicable to the Options offered to you:

•
the Options may not be Transferred by you except as provided for under the Rules;
•
you must not create any security interest or encumbrance in respect of the Options offered without the prior written consent of the Board of Amaero International;
•
the Options are issued subject to the Rules and the constitution of Amaero International;
•
Subdivision 83A-C of the Income Tax Assessment Act 1997¸ which enables tax deferral on Options and Performance Rights, will apply (subject to the conditions in that Act) to Options granted to you (your Related Party) under this Offer; and
•
It is a condition of exercising your Options that you agree to be bound by the terms of the Plan Rules.

Financial and taxation consequences

This Offer does not purport to provide all of the information you may require in order to evaluate an investment in the Company. The Company in making the Offer is not giving you any financial, legal, tax or investment advice. You should make your own enquiries and evaluations as you deem necessary of the Offer (including your investment objectives, financial situation, and particular needs), and you should seek all necessary financial, legal, tax and investment advice.

In the event the Company does provide you with any advice in relation to Plan Shares, such advice does not take into account your objectives, financial situation and needs.

Risk

As with any investment in securities there can be no guarantee that the market value of the Company’s shares will not fall in the future. There is also no assurance as to future dividends or distributions since these are dependent on earnings and the financial condition of the Company.

Market Price of Shares

Before deciding whether to accept the Offer, you should refer to the current market price of the Company’s shares, which can be obtained from the financial pages of some daily newspapers, your stockbroker, your financial adviser, or the ASX. The Company will also provide you upon request, within a reasonable time, either verbally or in writing, details of the current market price (in Australian dollars) of the Company’s shares.

Please note that the market price of the Company’s shares may rise or fall between the date of this Offer and the date when the Shares are issued to you upon exercise of the Options.

Next steps

If you wish to accept the Offer and apply for Options, you must:

•
complete, sign and date the enclosed Acceptance Form; and
•
return the completed Acceptance Form to Amaero International at Level 6, 2 Russel Street, Melbourne, Victoria, 3000, Australia.

By delivering the attached application form to Amaero International, you agree to be bound by the Rules and the terms of this Offer as a Participant in the Plan, as well as giving the acknowledgments contained in the Acceptance Form.

Upon receipt of the Acceptance Form, provided you remain employed or engaged by Amaero International at that time, Amaero International will take steps to issue the Options to you and to provide you with an Options Certificate confirming the issue.

This Offer must be accepted before 5pm on the date [14] days after the date of this letter and will expire after that time

This Offer cannot be accepted until after 14 days from receiving this Offer and must be accepted before 5 pm on the date 28 days after the date of this letter and will expire after that time.

Please get in contact with me if you need more time to consider the Offer for any reason and we can discuss.

Once again, you are a very important member of the Amaero International team and we look forward to your participation in the Plan.

Yours sincerely

[Director of the Company]

Encl: Acceptance form
Plan Rules

AMAERO INTERNATIONAL EMPLOYEE INCENTIVE PLAN OPTIONS

APPLICATION FORM

INSTRUCTIONS:

When completing this form, please strike out language below that is not applicable

Please provide the original application form to Amaero International at Level 6, 2 Russel Street, Melbourne, Victoria, 3000, Australia.

PERSONAL DETAILS

Name: ……………………………………………………………………….

Address: ……………………………………………………………………..

I accept the offer of Options offered to me pursuant to a Letter of Offer dated (“Offer Letter”) under the Amaero International Employee Incentive Plan (“Plan”) in full/in respect of ……………… Options.

USE OF NOMINEE

☐	I do not wish to nominate another person to accept my Options and apply for them personally in my own name.

☐	I wish to nominate to accept my Options and attach evidence showing that they are a Related Party.

ACKNOWLEDGEMENT

By accepting the Offer and delivering this form to Amaero International, I agree and acknowledge:

1. the Options are issued pursuant to the Plan and the Rules and I agree to be bound by the Rules and the terms of the Offer as a Participant in the Plan;

2. participation in the Plan does not create a right to employment or interfere with the ability to terminate my employment or service relationship (if any), subject to applicable law;

3. the future value of the Options and any Shares is uncertain and the value may increase or decrease in value from time to time;

4. any rights acquired under the Plan are an extraordinary item of compensation, which is outside the scope of my employment agreement, if any, and are not part of ordinary compensation or salary for any purpose;

5. no claim or entitlement to compensation or damages shall arise from forfeiture of Options under the Plan resulting from my service to Amaero International coming to an end for any reason;

6. the ultimate liability for all taxes payable in respect of my participation in the Plan and the acquisition and Disposal of Options and Shares is and remains my responsibility;

7. Amaero International may be required by law to provide information about me to Tax authorities and I will allow Amaero International to provide such information; and

8. the Offer Letter provided to me is not financial product advice and I have been advised to consult an independent investment or taxation advisor prior to accepting Options if I have any concerns.

THIS APPLICATION IS HEREBY EXECUTED BY	:

Signature

Date

Address

If a related Party is nominated, please also complete the required details below and have the related party execute:

(if related party is a trust for which you are the trustee in your personal capacity)

THIS APPLICATION IS HEREBY EXECUTED BY		as
trustee for the	Trust:

Signature

Date

Address

(if related party is a company you control which is the trustee of a trust)

Executed by

ACN

as trustee of the Trust
acting by the following persons or, if the seal is affixed, witnessed by the following persons in accordance with s127 of the Corporations Act 2001:
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of director	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of director/company secretary
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of director (print)	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of director/company secretary (print)

(if related party is a company you control, not in the capacity of trustee)

Executed by

ACN

acting by the following persons or, if the seal is affixed, witnessed by the following persons in accordance with s127 of the Corporations Act 2001:
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of director	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of director/company secretary
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of director (print)	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of director/company secretary (print)

SCHEDULE 2: PRO-FORMA OFFER LETTER - PERFORMANCE RIGHTS

[ON COMPANY LETTERHEAD]

[insert participant name]

[address]

[date]

Dear [participant]

OFFER TO PARTICIPATE IN THE AMAERO INTERNATIONAL EMPLOYEE INCENTIVE PLAN

As you are aware, Amaero International Ltd (ACN 633 541 634) (Amaero International) has recently established an Employee Incentive Plan dated 31 July 2017 (“Plan”).

As a key member of the Amaero International team, the Board of Amaero International is delighted to offer you the opportunity to participate in the Plan on the terms set out in this letter (“Offer”) and in accordance with the rules of the Plan as enclosed (“Rules”).

To incentivise people important to the development prospects of Amaero International and to ensure the interests and motivations of such key persons are aligned with the interests and motivations of shareholders of Amaero International, the directors of Amaero International have elected to offer equity to some key individuals.

The offer means such key persons will have an opportunity to be personally rewarded for developing the business of Amaero International.

The Grant Date of the Employee Incentive Plan is the date on which Amaero International receives and accepts the Application Form from you.

Enclosed is a copy of the Rules. Capitalised terms which are defined in the Rules have the same meaning in this Offer Letter.

KEY TERMS OF THE OFFER

Amaero International is offering you the opportunity to acquire the following Plan Securities:

TYPE OF PLAN SECURITY	NUMBER OFFERED
A right to be issued shares in Amaero International, credited as fully paid, at no cost, subject to the satisfaction of any Performance Criteria (Performance Right)	[insert number of Performance Rights]

The Performance Right will only be issued to you if you continue to be employed or engaged by Amaero International or one of its subsidiaries at the Grant Date.

Performance Criteria

The following Performance Criteria must be met by you in order to become eligible to receive shares under this Plan.

CONDITION TYPE	CONDITION DESCRIPTION
Performance Criteria – Performance based conditions	[insert Performance Criteria]
Vesting Condition – Time based conditions	[insert Vesting Condition]

Grant Price

The Grant Price of the Performance Rights is nil.

Exercise Price

The Exercise Price of the Performance Rights is nil.

Conversion Rate

Upon exercise each vested Performance Right will convert to one Ordinary Share in Amaero International.

Expiry Date

The Expiry Date of the Performance Right is [15 years] from the Grant Date.

Nominee

You may nominate a Related Party to receive the Performance Rights in accordance with clause 22 of the Plan. In order to do so you will need to include the nominee’s details in the attached Acceptance Form. The Board may, in its discretion, resolve not to allow a renunciation of an Offer in favour of a Related Party without giving any reason for that decision.

Other terms applicable to the Offer

The following are other key terms applicable to the Performance Rights offered to you:

•
the Performance Rights may not be Transferred by you except as provided for under the Rules;
•
you must not create any security interest or encumbrance in respect of the Performance Rights offered without the prior written consent of the Board of Amaero International;
•
the Performance Rights are issued subject to the Rules and the constitution of Amaero International;
•
Subdivision 83A-C of the Income Tax Assessment Act 1997¸ which enables tax deferral on Options and Performance Rights, will apply (subject to the conditions in that Act) to Performance Rights granted to you (your Related Party) under this Offer; and
•
It is a condition of exercising your Performance Rights that you agree to be bound by the terms of the Plan Rules.

Financial and taxation consequences

This Offer does not purport to provide all of the information you may require in order to evaluate an investment in the Company. The Company in making the Offer is not giving you any financial, legal, tax or investment advice. You should make your own enquiries and evaluations as you deem necessary of the Offer (including your investment objectives, financial situation, and particular needs), and you should seek all necessary financial, legal, tax and investment advice.

In the event the Company does provide you with any advice in relation to Plan Shares, such advice does not take into account your objectives, financial situation and needs.

Risk

As with any investment in securities there can be no guarantee that the market value of the Company’s shares will not fall in the future. There is also no assurance as to future dividends or distributions since these are dependent on earnings and the financial condition of the Company.

Market Price of Shares

Before deciding whether to accept the Offer, you should refer to the current market price of the Company’s shares, which can be obtained from the financial pages of some daily newspapers, your stockbroker, your financial adviser, or the ASX. The Company will also provide you upon request, within a reasonable time, either verbally or in writing, details of the current market price (in Australian dollars) of the Company’s shares.

Please note that the market price of the Company’s shares may rise or fall between the date of this Offer and the date when the Shares are issued to you upon exercise of the Options.

Next steps

If you wish to accept the Offer and apply for Performance Rights, you must:

•
complete, sign and date the enclosed Acceptance Form; and
•
return the completed Acceptance Form to Amaero International at Level 6, 2 Russel Street, Melbourne, Victoria, 3000, Australia.

By delivering the attached application form to Amaero International, you agree to be bound by the Rules and the terms of this Offer as a Participant in the Plan, as well as giving the acknowledgments contained in the Acceptance Form.

Upon receipt of the Acceptance Form, provided you remain employed or engaged by Amaero International at that time, Amaero International will take steps to issue the Performance Rights to you and to provide you with a Certificate confirming the issue.

This Offer must be accepted before 5pm on the date [14] days after the date of this letter and will expire after that time

This Offer cannot be accepted until after 14 days from receiving this Offer and must be accepted before 5 pm on the date 28 days after the date of this letter and will expire after that time.

Please get in contact with me if you need more time to consider the Offer for any reason and we can discuss.

Once again, you are a very important member of the Amaero International team and we look forward to your participation in the Plan.

Yours sincerely

[Director of the Company]

Encl: Acceptance form
Plan Rules

PRO-FORMA ACCEPTANCE FORM - PERFORMANCE RIGHTS

AMAERO INTERNATIONAL EMPLOYEE INCENTIVE PLAN
APPLICATION FORM

INSTRUCTIONS:

When completing this form, please strike out language below that is not applicable

Please provide the original application form to Amaero International at Level 6, 2 Russel Street, Melbourne, Victoria, 3000, Australia.

PERSONAL DETAILS

Name: ……………………………………………………………………….

Address: ……………………………………………………………………..

I accept the offer of Performance Rights offered to me pursuant to a Letter of Offer dated (Offer Letter) under the Amaero International Employee Incentive Plan (“Plan”) in full/in respect of ……………. Performance Rights.

USE OF NOMINEE

☐	I do not wish to nominate another person to accept my Performance Rights and apply for them personally in my own name.

☐	I wish to nominate to accept my Performance Rights and attach evidence showing that they are a Related Party.

ACKNOWLEDGEMENT

By accepting the Offer and delivering this form to Amaero International, I agree and acknowledge:

1. the Performance Rights are issued pursuant to the Plan and the Rules and I agree to be bound by the Rules and the terms of the Offer as a Participant in the Plan;

2. participation in the Plan does not create a right to employment or interfere with the ability to terminate my employment or service relationship (if any), subject to applicable law;

3. the future value of the Performance Rights and any Shares is uncertain and the value may increase or decrease in value from time to time;

4. any rights acquired under the Plan are an extraordinary item of compensation, which is outside the scope of my employment agreement, if any, and are not part of ordinary compensation or salary for any purpose;

5. no claim or entitlement to compensation or damages shall arise from forfeiture of Performance Rights under the Plan resulting from my service to Amaero International coming to an end for any reason;

6. the ultimate liability for all taxes payable in respect of my participation in the Plan and the acquisition and Disposal of Performance Rights and Shares is and remains my responsibility;

7. Amaero International may be required by law to provide information about me to Tax authorities and I will allow Amaero International to provide such information; and

8. the Offer Letter provided to me is not financial product advice and I have been advised to consult an independent investment or taxation advisor prior to accepting Performance Rights if I have any concerns.

THIS APPLICATION IS HEREBY EXECUTED BY	:

Signature

Date

Address

If a related Party is nominated, please also complete the required details below and have the related party execute:

(if related party is a trust for which you are the trustee in your personal capacity)

THIS APPLICATION IS HEREBY EXECUTED BY		as
trustee for the	Trust:

Signature

Date

Address

(if related party is a company you control which is the trustee of a trust)

Executed by

ACN

as trustee of the Trust
acting by the following persons or, if the seal is affixed, witnessed by the following persons in accordance with s127 of the Corporations Act 2001:
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of director	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of director/company secretary
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of director (print)	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of director/company secretary (print)

(if related party is a company you control, not in the capacity of trustee)

Executed by

ACN

acting by the following persons or, if the seal is affixed, witnessed by the following persons in accordance with s127 of the Corporations Act 2001:
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of director	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of director/company secretary
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of director (print)	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of director/company secretary (print)

SCHEDULE 3: PRO-FORMA OFFER LETTER - SHARES

[ON COMPANY LETTERHEAD]

[insert participant name]

[address]

[date]

Dear [participant]

OFFER TO PARTICIPATE IN THE AMAERO INTERNATIONAL EMPLOYEE INCENTIVE PLAN

As you are aware, Amaero International Ltd (ACN 633 541 634) (Amaero International) has established an Employee Incentive Plan dated 31 July 2017 (“Plan”).

As a key member of the Amaero International team, the Board of Amaero International is delighted to offer you the opportunity to participate in the Plan on the terms set out in this letter (“Offer”) and in accordance with the rules of the Plan as enclosed (“Rules”).

To incentivise people important to the development prospects of Amaero International and to ensure the interests and motivations of such key persons are aligned with the interests and motivations of shareholders of Amaero International, the directors of Amaero International have elected to offer equity to some key individuals.

The Offer means such key persons will have an opportunity to be personally rewarded for developing the business of Amaero International.

The Issue Date is the date on which Amaero International receives and accepts the Application Form and signed Employee Loan Agreement from you (if applicable).

Enclosed is a copy of the Rules. Capitalised terms which are defined in the Rules have the same meaning in this Offer Letter.

KEY TERMS OF THE OFFER

Amaero International is offering you the opportunity to acquire the following Plan Securities:

TYPE OF PLAN SECURITY	NUMBER OFFERED
Fully paid ordinary shares in Amaero International (“Shares”)	[insert number of shares]

The Shares will only be issued to you if you continue to be employed or engaged by Amaero International or one of its subsidiaries at the Grant Date.

Offer Conditions and Restrictions

The below Restrictions apply to the Shares until the following Offer Conditions are satisfied:

Restrictions
[insert Restrictions]

Offer Conditions
[insert Offer Conditions]

Restriction Period

The Restriction Period for the Shares is from the Issue Date until the Offer Conditions are satisfied in respect of the relevant Shares.

Minimum Holding Period

The Shares are not able to be transferred or otherwise Disposed of by you until the earlier of:

•
you ceasing to be employed or engaged by Amaero International; or
•
3 years from the Issue Date unless an earlier time is allowed by the Commissioner of Taxation in connection with a Liquidity Event.

[Note: this Minimum Holding Period condition is only required in an Offer of Shares which are eligible to obtain start-up tax treatment]

Nominee

You may nominate a Related Party to receive the Shares in accordance with clause 22 of the Plan. In order to do so, you will need to include the nominee’s details in the attached Acceptance Form.

Issue Price

The Issue Price of the Shares is [$ insert issue price] per share.

[Note: Issue Price must at least 85% of the market value of the shares at the Issue Sate to obtain start-up tax treatment]

Employee loan

Amaero International is willing to provide a limited recourse, interest free loan to you for an amount equal to the Issue Price for the Shares you have been offered (“Employee Loan”) and the Employee Loan must be used for the sole purpose of paying Amaero International the Issue Price for Shares to be issued to you on acceptance of the relevant Offer. The full terms of the Employee Loan are set out in the Employee Loan Agreement provided to you with this Offer Letter.

Buy-Back of Shares

Amaero International may, in its absolute discretion, buy-back all or any of the Shares held by you based on the Buy-Back mechanism and Buy-Back Price set out in the Rules.

Other terms applicable to the Offer

The following are other key terms applicable to the Shares offered to you:

•
the Shares may not be Transferred by a Participant, while they are Restricted Shares;
•
you must not create any security interest or encumbrance in respect of the Shares offered without the prior written consent of the Board of Directors of Amaero International;
•
the Shares are issued subject to the Rules and the constitution of the Company

Financial and taxation consequences

This Offer does not purport to provide all of the information you may require in order to evaluate an investment in the Company. The Company in making the Offer is not giving you any financial, legal, tax or investment advice. You should make your own enquiries and evaluations as you deem necessary of the Offer (including your investment objectives, financial situation, and particular needs), and you should seek all necessary financial, legal, tax and investment advice.

In the event the Company does provide you with any advice in relation to Plan Shares, such advice does not take into account your objectives, financial situation and needs.

Risk

As with any investment in securities there can be no guarantee that the market value of the Company’s shares will not fall in the future. There is also no assurance as to future dividends or distributions since these are dependent on earnings and the financial condition of the Company.

Market Price of Shares

Before deciding whether to accept the Offer, you should refer to the current market price of the Company’s shares, which can be obtained from the financial pages of some daily newspapers, your stockbroker, your financial adviser, or the ASX. The Company will also provide you upon request, within a reasonable time, either verbally or in writing, details of the current market price (in Australian dollars) of the Company’s shares.

Please note that the market price of the Company’s shares may rise or fall between the date of this Offer and the date when the Shares are issued to you upon exercise of the Options.

Next steps

If you wish to accept the Offer and apply for Shares, you must:

•
complete, sign and date the enclosed Acceptance Form;
•
complete, sign and date the enclosed Employee Loan Agreement; and
•
return the completed Acceptance Form to Amaero International at Level 6, 2 Russel Street, Melbourne, Victoria, 3000, Australia.

By delivering the attached application form to Amaero International, you agree to be bound by the Rules and the terms of this Offer as a Participant in the Plan, as well as giving the acknowledgments contained in the Acceptance Form.

Upon receipt of the Acceptance Form, provided you remain employed or engaged by Amaero

International at that time, Amaero International will take steps to issue the Shares to you and to provide you with a Share Certificate confirming the issue.

This Offer cannot be accepted until after 14 days from receiving this Offer and must be accepted before 5 pm on the date 28 days after the date of this letter and will expire after that time.

Please get in contact with me though if you need more time to consider the Offer for any reason and we can discuss.

Once again, you are a very important member of the Amaero International team and we look forward to your participation in the Plan.

Yours sincerely

[Director of the Company]

Encl:

Acceptance form

Plan Rules

Employee Loan Agreement

PRO-FORMA ACCEPTANCE FORM - SHARES

AMAERO INTERNATIONAL EMPLOYEE INCENTIVE PLAN
APPLICATION FORM

INSTRUCTIONS:

When completing this form, please strike out language below that is not applicable

Please provide the original application form to Amaero International at Level 6, 2 Russel Street, Melbourne, Victoria, 3000, Australia.

PERSONAL DETAILS

Name: ……………………………………………………………………….

Address: ……………………………………………………………………..

I accept the offer of Shares offered to me pursuant to a Letter of Offer dated (Offer Letter) under the Amaero International Employee Incentive Plan (“Plan”) in full/in respect of ________ Shares.

USE OF NOMINEE

☐	I do not wish to nominate another person to accept my Shares and apply for them personally in my own name.

☐	I wish to nominate to accept my Shares and attach evidence showing that they are a Related Party.

ACKNOWLEDGEMENT

By accepting the Offer and delivering this form to Amaero International, I agree and acknowledge:

1. the Shares are issued pursuant to the Plan and the Rules and I agree to be bound by the Rules and the terms of the Offer as a Participant in the Plan;

2. participation in the Plan does not create a right to employment or interfere with the ability to terminate my employment or service relationship (if any), subject to applicable law;

3. the future value of the Shares is uncertain and the value of such Shares may increase or decrease in value from time to time;

4. any rights acquired under the Plan are an extraordinary item of compensation, which is outside the scope of my employment agreement, if any, and are not part of ordinary compensation or salary for any purpose;

5. no claim or entitlement to compensation or damages shall arise from forfeiture of Shares under the Plan resulting from my service to Amaero International coming to an end for any reason;

6. the ultimate liability for all taxes payable in respect of my participation in the Plan and the acquisition and Disposal of Shares is and remains my responsibility;

7. Amaero International may be required by law to provide information about me to Tax authorities and I will allow Amaero International to provide such information; and

8. the Offer Letter provided to me is not financial product advice and I have been advised to consult an independent investment or taxation advisor prior to accepting shares if I have any concerns.

THIS APPLICATION IS HEREBY EXECUTED BY

Signature

Date

Address

SCHEDULE 4: PRO-FORMA EMPLOYEE LOAN AGREEMENT

DATED	2017

EMPLOYEE INCENTIVE PLAN EMPLOYEE
LOAN AGREEMENT

between

Amaero International Ltd
(ACN 633 541 634)

and

[insert employee name]

CONTENTS

1.

DEFINITIONS AND INTERPRETATION

		1

2.

LOAN

		2

3.	SPECIAL CIRCUMSTANCES	3

4.	CEASING TO BE A PARTICIPANT	4

5.	MISCELLANEOUS	5

6.	INTERPRETATION	6

	Name of Participant	7

	Address of Participant	7

	Loan Amount	7

	Maturity Date	7

THIS AGREEMENT is made on BETWEEN:

(1)
Amaero International Ltd (ACN 633 541 634) of Level 6, 2 Russel Street, Melbourne, Victoria, 3000, Australia (Company)
(2)
[INSERT EMPLOYEE NAME] of [insert address] (Participant)

BACKGROUND:

A.
The Participant is an Employee of the Company;
B.
The Company is desirous of providing a long term incentive with respect to the Participant’s employment and aligning his/her outcomes with those of the shareholders of the Company through an Employee Incentive Plan (Plan);
C.
The Company has agreed to loan funds to the Participant. These funds will be used by the Participant to acquire Shares in the Company;
D.
The Participant agrees to borrow such funds on the terms and conditions set out in this Agreement.

IT IS AGREED:

1.
DEFINITIONS and interpretation

Definitions

1.1.
In this Agreement the following definitions apply:

Board means the board of directors of the Company

Buy-Back-Period has the meaning given to that term in the Plan;

Dividend means the amount of dividend declared by the Company in respect of Shares from time to time;

Employee means employees of the Company and directors of the Company or other consultants to the Company;

Employee Loan Repayment Notice has the meaning given to that term in paragraph 4.1;

Loan means the Loan Amount less any repayments made from time to time;

Loan Amount means the amount as set out in the Schedule;

Maturity Date means the maturity date of the Loan as set out in the Schedule;

Offer means a written offer to an Employee of the Company to participate in the Plan;

Offer Conditions has the meaning given to that term in the Plan;

Plan means the Amaero International Employee Incentive Plan adopted by the Board on 31 July 2017;

1

Repayable Portion means the amount of the Loan repayable by the Participant at the Maturity Date, being the lower of:

(a) the then outstanding Loan Amount after any reductions pursuant to clause 2.5; and

(b) the market value, as determined in accordance with the Plan, of the ordinary shares in the Company as at 5.00 pm on the business day immediately prior to the Maturity Date;

Restricted Shares means Shares under the Plan to which Offer Conditions still apply;

Shares means fully paid ordinary shares in the Company;

Special Circumstances means any of the following:

(a) the death of the Participant; or

(b) the total and permanent disablement of the Participant such that the Participant is unlikely ever to engage in any occupation for which the Participant is reasonably qualified by education, training or experience;

2.
LOAN
2.1.
The Company shall lend to the Participant the Loan Amount and Participant shall borrow the Loan Amount on the terms and conditions set out in this Agreement.
2.2.
The Loan Amount will only be made on the time of issue of the Shares and applied in payment of the issue price for the Shares.

Purpose of Loan & acknowledgement

2.3.
The Participant acknowledges that the sole purpose of the Loan is for the acquisition of Shares in the Company under the Plan and the entire Loan Amount is to be applied for such a purpose.

No interest or charges

2.4.
No interest fees or other charges shall be payable by the Participant on the Loan Amount or on any amount outstanding under the Loan.

Repayment of Loan

2.5.
Subject to this clause 2 and the Plan, the Participant shall repay the Loan in accordance with clauses 2.5 and 4.2.2 of this Agreement, or as required by the Plan and the Offer.

Repayment at Participant’s option

2.6.
Without limiting any other provision of this Agreement but subject to the rules of the Plan and the offer to the Participant, the Participant may, at any time, make specific payments to repay part or all of the amount of the Loan.

2

Repayment on Maturity Date

2.7.
The Participant agrees that on the Maturity Date, the Participant must pay the Company the Repayable Portion of the Loan.
2.8.
If an Employee Loan is not repaid in full by the Maturity Date, the Board may buy back or sell the Shares or dispose of such Shares for their market price in its absolute discretion. The Board must apply the proceeds of the sale or disposal first, towards meeting the costs of the sale or disposal, second, towards repaying the Repayable Portion, and third, towards repaying any amount owed (on any account) to the Company by the Participant. Any balance remaining will be paid to the Participant.

Limited recourse

2.9.
Notwithstanding any other clause in this Agreement the Participant shall have no obligation to pay any more than the Repayable Portion of the Loan at the Maturity Date, nor shall the Company have any recourse beyond the Participant’s Shares under the Plan.
3.
SPECIAL CIRCUMSTANCES
3.1.
If a Special Circumstances event occurs, the Board may, in its absolute discretion:
3.1.1.
permit the sale or transfer of any Shares acquired under the Plan on such terms as the Board shall determine (including permitting the sale of Shares which are subject to restrictions on their sale under the Plan), and require the consideration received on the sale of the Shares to be applied to the benefit of the Company until such time as the Loan outstanding on those Shares is repaid); and/or
3.1.2.
waive part or all of the existing Loan attributable to any Shares acquired under the Plan.
4.
CEASING TO BE A PARTICIPANT
4.1.
If a Participant ceases to be a Participant, fails to comply with any obligations under this Plan or seeks to Transfer any shares issued under this Plan not in accordance with the terms of this Plan or the Constitution, the Board, may by written notice to the Participant, require repayment of all Loans (Employee Loan Repayment Notice).
4.2.
The date on which a Loan must be repaid shall be the later of the date specified by the Board in the Employee Loan Repayment Notice (if any) and:
4.2.1.
where the Company has the right to buy-back any Shares under this Plan, but does not exercise that right during the applicable Buy-Back Period, the date being 30 days after the expiry of the applicable Buy-Back Period;
4.2.2.
where the Company has the right to buy-back any Shares under this Plan and exercises that right, the date of completion of the buy-back of the relevant shares; and
4.2.3.
where there is any other disposal of the Shares by the Participant – the date of disposal.

3

5.
MISCELLANEOUS

Power of attorney

5.1.
The Participant agrees to the appointment of the Company and its respective directors as the several attorneys of the Participant with the power to sign all documents and do all other things in the name of the Participant which are reasonably necessary to effect the buyback or sale of the Shares as described in this Agreement.

Compliance with laws

5.1.
If the Plan is inconsistent with any Applicable Laws (or any other rules that apply to the Company), all Applicable Laws (or any other rules that apply to the Company) shall prevail.

Severability

5.2.
If a section or part of a section can be read in a way that makes it illegal, unenforceable or invalid, but can also be read in a way that makes it legal, enforceable and valid, it must be read in the latter way. If any clause or part of a section is illegal, unenforceable or invalid, that section or part is to be treated as removed from this document, but the rest of this document is not affected.

Governing law and jurisdiction

5.4.
This document is governed by the law of Victoria. The Company and the Participants submit to the non-exclusive jurisdiction of its courts.

Tax

5.5.
The Participant will be responsible for all tax consequences “(including any fringe benefits tax payable by the Company in relation to the Loan or any waiver of all or part of the Loan) arising in relation to the Loan and the Plan.
6.
INTERPRETATION
6.1.
In this Agreement, unless the context otherwise requires:
6.1.1.
Headings are inserted for convenience only and do not affect the interpretation of this Agreement.
6.1.2.
A reference in this Agreement to a business day means a day other than a Saturday or Sunday on which banks are open for business generally in Melbourne, Victoria.
6.1.3.
If the day on which any act, matter or thing is to be done under this Agreement is not a business day, the act, matter or thing must be done on the next business day.
6.1.4.
A reference in this Agreement to ‘dollars’ or ‘$’ means Australian dollars and all amounts payable under this Agreement are payable in Australian dollars.
6.1.5.
A reference in this Agreement to any law, legislation or legislative provision includes any statutory modification, amendment or re-enactment, and any subordinate legislation or regulations issued under that legislation or legislative provision.

4

6.1.6.
An expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.
6.1.7.
Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning.
6.1.8.
A word which indicates the singular also indicates the plural, a word which indicates the plural also indicates the singular, and a reference to any gender also indicates the other genders.
6.1.9.
A reference to the word ‘include’ or ‘including’ is to be interpreted without limitation.
6.1.10.
Any schedules and attachments form part of this Agreement.

5

EXECUTION AND DATE

Executed as a deed.

Date:
Executed Amaero International Ltd ACN 633 541 634 acting by the following persons or, if the seal is affixed, witnessed by the following persons in accordance with s127 of the Corporations Act 2001:
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of director	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of director/company secretary
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of director (print)	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of director/company secretary (print)

Signed by [Participant] in the presence of:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of witness	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of [Participant]
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Name of witness (print)

6

SCHEDULE: DETAILS

Name of Participant:
Address of Participant:
Loan Amount:
Maturity Date:

7

SCHEDULE 5: U.S. APPENDIX

U.S. APPENDIX TO
AMAERO INTERNATIONAL LIMITED
EMPLOYEE EQUITY PLAN

RULES APPLICABLE TO PARTICIPANTS RESIDENT IN THE UNITED STATES

The terms of this U.S. Appendix (the “Appendix”) apply to offers made under the Amaero International Limited Employee Equity Plan (the “Plan”) to individuals who are citizens or residents of the United States of America (a “U.S. Participant”).

Pursuant to Section 33.6 of the Plan, the Board may from time to time amend the terms of the Plan to apply in particular jurisdictions or circumstances by means of an addendum to the Plan

1.
DEFINITIONS

Any capitalized terms that are not defined in this Appendix will have the meanings given to them in the Plan.

“Award” means Shares, Options or Performance Rights offered or granted to a U.S. Participant under the terms of the Plan and this Appendix.

“California Participant” means a U.S. Participant who is a resident of the State of California.

“Fair Market Value” means, with respect to a Share as of any date, the fair market value of a Share as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A or Section 422 of the U.S. Code, as applicable.

"Incentive Stock Option ” means an Option granted to a U.S. Participant that is intended to be (as set forth in the applicable Offer Letter) and which qualifies as an “incentive stock option” within the meaning of Section 422 of the U.S. Code.

“Nonstatutory Option ’’ means an Option granted to a U.S. Participant that is not intended to be (as set forth in the applicable Offer Letter), or that otherwise does not qualify as, an Incentive Stock Option.

“Section 409A” means Section 409A of the U.S. Code.

“Section 457A” means Section 457A of the U.S. Code.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Separation from Service ” means a termination of employment or other service with a Group company which constitutes a “separation from service” within the meaning of Section 409A.

“U.S. Code” means the United States Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines thereunder.

8

2.
GENERAL
2.1
Purpose. The purpose of this Appendix is to provide Awards to U.S. Participants that most closely resemble the awards available to Australian employees under the Plan, consistent with applicable United States law. The Plan is intended to advance the interests of the Company and its shareholders by attracting, retaining and motivating key personnel, in the United States, upon whose judgment, initiative and effort the successful conduct of the Company’s business in the United States is largely dependent. This Appendix, in addition to the Plan, shall govern and be incorporated into the Offer Letters made and Options, Performance Rights and Shares offered, granted or sold to U.S. Participants, notwithstanding any other provisions of the Plan to the contrary. Except as otherwise provided by this Appendix, all Awards granted to U.S. Participants will be governed by the terms of the Plan, read together with this Appendix. In any case of an irreconcilable contradiction (as determined by the Board) between the provisions of this Appendix and the Plan, the provisions of this Appendix will govern. Capitalized terms contained herein have the same meanings given to them in the Plan, unless otherwise provided by this Appendix.
2.2
Awards. Pursuant to this Appendix and the operation of Section 21.6 of the Plan, the Company may grant an Award to a U.S. Participant who is an Eligible Employee under the Plan.
3.
SHARES AUTHORIZED
3.1
Subject to Section 4 of this Appendix, the maximum aggregate number of Shares that may be issued under the Plan to U.S. Participants pursuant to Awards offered under this Appendix from time to time shall not exceed the cap specified in Section 4.1 of the Plan, provided further that the maximum aggregate number of Shares that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 10% of the total number of Shares on issue as of August 29, 2023 (the “ISO Share Limit”), as adjusted pursuant to Section 4.1 of this Appendix.
4.
VARIATION OF SHARE CAPITAL
4.1
In the event of any Share split, reverse Share split, Share dividend, recapitalization, combination, reclassification or other distribution of the Company's equity securities without receipt of consideration by the Company, subject to any required action by the shareholders of the Company, an appropriate and proportionate adjustment shall be made to the number and kind of shares that may be issued under the Plan pursuant to any Award granted to a U.S. Participant under this Appendix and to the ISO Share Limit.
4.2
Upon a variation of Share capital described in Section 4.1 above, proportionate adjustments shall be made to the Exercise Price and number of Shares subject to Options held by U.S. Participants, provided that (a) such adjustments shall be made only as permitted by Section 409A, (b) Incentive Stock Options shall be adjusted only as permitted under Section 424 of the U.S. Code, and (c) Options held by California Participants shall be adjusted as required by Section 25102(o) of the California Corporations Code and the regulations thereunder.
5.
SHAREHOLDER APPROVAL
5.1
This Appendix and each amendment to Section 4.1 of the Plan (Maximum Allocation) or the ISO Share Limit set forth in Section 7 of this Appendix shall be approved by a majority of the outstanding securities of the Company entitled to vote within a period

9

beginning twelve (12) months before and ending twelve (12) months after the date on which this Appendix (or any such amendment) is adopted by the Board.
6.
TERM OF APPENDIX
6.1
This Appendix shall become effective upon its adoption by the Board and shall continue in effect for a term of ten (10) years from such date or from the date of approval of Appendix by the shareholders of the Company, whichever is earlier, unless sooner terminated under the terms of the Plan.
6.2
No Award shall be granted pursuant to this Appendix following the expiration of such ten-year term; however, any Awards granted pursuant to this Appendix shall continue to be governed by this Appendix notwithstanding the expiration of such term.
7.
RULES APPLICABLE TO OPTIONS GRANTED TO U.S. PARTICIPANTS
7.1
Grant of Options. The Board may grant to U.S. Participants Options which qualify as Incentive Stock Options and Options which do not qualify as Incentive Stock Options (“Nonstatutory Options”). An Incentive Stock Option may be granted only to a U.S. Participant who is an employee (within the meaning of Section 422 of the U.S. Code) of the Company or a corporation (other than the Company) in an unbroken chain of corporations beginning with the Company and ending with the corporation employing such employee in which, at the time of the grant of such Option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing 50 percent or more of the total combined voting power of all classes of share capital in one of the other corporations in such chain. Nonstatutory Options may be granted to any U.S. Participant. Unless an Option granted pursuant to this Appendix is specifically designated as an Incentive Stock Option at the time of grant, it will be a Nonstatutory Option. Any Option designated as an Incentive Stock Option that nevertheless fails to satisfy any of the requirements of Section 422 of the U.S. Code shall be treated as a Nonstatutory Option.
7.2
Exercise Price of Options. No Option granted to a U.S. Participant shall have an Exercise Price that is less than 100% of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that no Incentive Stock Option granted to a person who, at the date of grant, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of voting securities of a Group company within the meaning of Section 422(b)(6) of the U.S. Code (a “Ten Percent Owner") shall have an Exercise Price less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.
7.3
Incentive Stock Option Fair Market Value Limitation. To the extent that an Incentive Stock Option granted to a U.S. Participant (together with all Incentive Stock Options granted to the U.S. Participant under all plans of the Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than U.S. $100,000, the portion of such Options which exceeds such amount will be treated as Nonstatutory Options. For purposes of this Rule, Options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of Shares is determined as of the date of grant of such Options. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Option in part by reason of the limitation set forth in this Rule, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

10

7.4
Lapse of Incentive Stock Options. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date of grant of such Option, provided that no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five years after the date of grant of such Option.
7.5
Effect of Termination of Employment or Leave of Absence on Incentive Stock Option. A U.S. Participant’s exercise of an Option otherwise qualifying Stock Option shall be treated as the exercise of an Incentive Stock Option only if the U.S. Participant is, at all times during the period beginning with the date of grant of such Option and ending on the date three (3) months before the date of such exercise, an employee of a corporation described in Section 7.1 above or a corporation substituting or assuming an Option in a transaction to which Section 424(a) of the U.S. Code applies. For the purposes of the preceding sentence, a U.S. Participant’s employment shall not be deemed to have been interrupted or terminated if the U.S. Participant takes any military leave, sick leave, or other bona fide leave of absence approved by a Group company. However, unless otherwise provided by the Board or unless the U.S. Participant’s right to return to employment is guaranteed by statute or contract, if any such leave taken by a U.S. Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave an Option held by the Participant which remains outstanding shall be treated upon exercise as a Nonstatutory Option.
7.6
Notification of Disqualifying Disposition. If a U.S. Participant makes a disposition (as that term is defined in Section 424(c) of the U.S. Code) of any Shares acquired pursuant to an Incentive Stock Option within two (2) years after the date of grant of such Options or within one (1) year after the Shares acquired upon the exercise of such Option is transferred to the U.S. Participant, the U.S. Participant must notify the Company of such disposition in writing within 30 days following the disposition.
8.
RULES APPLICABLE TO PERFORMANCE CRITERIA IN RESPECT OF SHARES, OPTIONS, OR PERFORMANCE RIGHTS GRANTED TO U.S. PARTICIPANTS
8.1
Performance Criteria and Vesting of Shares and Performance Rights. At the time of the grant of Shares, Options, or Performance Rights to a U.S. Participant, the Board may impose such Performance Criteria or other conditions to the vesting of the Shares, Options, or Performance Rights as it, in its sole discretion, deems appropriate. Notwithstanding any provision of the Plan or any Offer Letter to the contrary, once established at the time of grant, such Performance Criteria or other conditions to the vesting of such Performance Rights may not be modified in any manner than could extend the Performance Period or otherwise delay or defer the date on which such conditions to vesting could be satisfied in a manner that would constitute an extension of the period in which compensation is subject to a substantial risk of forfeiture within the meaning of Section 409A or Section 457A, if applicable.
8.2
Time of Settlement of Performance Rights. Notwithstanding any provision of the Plan or any Offer Letter to the contrary and except as complies with Section 9 of this Appendix, no Performance Right granted to a U.S. Participant shall permit any payment or issuance of a Share in settlement of the Performance Right later than the 15th day of the third calendar month following the last day of the calendar year or Company fiscal year (whichever ends later) in which the Performance Right “vests” (i.e., ceases to be subject to a “substantial risk of forfeiture” within the meaning of Section 409A).
9.
COMPLIANCE WITH SECTION 409A AND SECTION 457A
9.1
Section 409A and Section 457A in General. All Shares, Options and Performance

11

Rights granted to U.S. Participants are intended to comply with, or otherwise be exempt from, Section 409A and Section 457A (relating to the nonqualified deferred compensation plans of certain foreign corporations or partnerships). All such Shares, Options, and Performance Rights shall be administered, interpreted, and construed in a manner consistent with Section 457A and Section 409A, as determined by the Company in good faith, in particular to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the U.S. Code. It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with any grant of Shares, Options, or Performance Rights that may result in deferred compensation within the meaning of Section 409A shall comply in all respects with the applicable requirements of Section 409A or Section 457A, if applicable.
9.2
Certain Limitations with Respect to Section 409A and Section 457A. With respect to any grant of Shares, Options, or Performance Rights that are subject to Section 409A or Section 457A, the following shall apply, as applicable:
9.2.1.
Notwithstanding anything to the contrary in the Plan, this Appendix or any Offer Letter, in the event the Shares are publicly traded, and if a U.S. Participant of an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” as defined under Section 409A, no distribution or payment of any amount that is due because of a Separation from Service (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such U.S. Participant’s Separation from Service (unless such distribution or payment can be made in a manner that complies with Section 409A); any amounts so deferred that would otherwise have been payable and benefits that would otherwise have been provided pursuant to the Plan on account of, and during the six (6) month period immediately following, such U.S. Participant’s Separation from Service, shall instead be paid or provided on the first business day following the six-month anniversary of such Separation from Service (or upon the U.S. Participant’s death, if earlier).
9.2.2.
Neither any U.S. Participant nor the Company shall take any action to accelerate or delay the provision or payment of any amount or benefits under any grant of Shares, Options or Performance Rights in any manner which would not be in compliance with Section 409A or Section 457A, as applicable.
9.2.3.
Notwithstanding anything to the contrary in the Plan, this Appendix or any Offer Letter, to the extent that any amount constituting deferred compensation subject to Section 409A would become payable to a U.S. Participant under the Plan by reason of a change in the control of the Company, such amount shall become payable only if such event would also constitute a “change in control event” within the meaning of Section 409A.
9.2.3.
Notwithstanding anything to the contrary in the Plan, this Appendix or any Offer Letter, to the extent that any amount constituting deferred compensation subject to Section 409A would become payable to a U.S. Participant under the Plan by reason of a change in the control of the Company, such amount shall become payable only if such event would also constitute a “change in control event” within the meaning of Section 409A.
9.2.4.
Should any provision of the Plan, this Appendix or any Offer Letter be found not to comply with, or otherwise to be exempt from, the provisions of Section 409A or Section 457A as applicable to a U.S. Participant, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Board, and without the consent of the holder of grant of Shares, Options or Performance Rights, in such manner as the Board determines to be necessary or appropriate to comply with, or to effectuate any exemption from, Section 409A and Section 457A.

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9.2.5.
Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any tax or penalty upon any U. S. Participant under Section 409A or Section 457A, and neither the Company nor the Board will have any liability to any U. S. Participant for such tax or penalty.
10.
RULES APPLICABLE TO AWARDS GRANTED TO CALIFORNIA PARTICIPANTS

The following rules shall govern Awards granted under the Plan and this Appendix to any California Participant at any time required for an exemption from qualification of securities under the California Corporate Securities Law of 1968 by reason of Section 251O2(o) of the California Corporations Code, notwithstanding any other provisions of the Plan, this Appendix or an Offer Letter to the contrary:

10.1.
Maximum Option Exercise Period. The exercise period of any Option granted to a California Participant shall be no more than 120 months from the date of grant of the Option.
10.2
Minimum Option Post-Employment Exercise Periods. Unless employment of the California Participant is terminated for “cause” as defined by applicable law, the terms of the Plan, this Appendix or the Offer Letter, the right of the California Participant to exercise an Option in the event of termination of employment, to the extent that the California Participant is entitled to exercise the Option on the date employment terminates, will continue until the earlier of the expiration of the Option’s original term, or:
10.2.1
At least 6 months from the date of termination of employment if termination was causted by death or disability.
10.2.2
At least 30 days from the date of termination of employment if termination was caused by a reason other than death or disability.
10.3
Provision of Financial Statements. The Company will provide financial statements to each California Participant annually during the period such individual has Awards outstanding; provided, however, that the Company will not be required to provide such financial statements to California Participants when the Plan and this Appendix comply with all conditions of Rule 701 of the Securities Act.
11.
NONTRANSFERABILITY OF AWARDS.

Prior to the issuance of Shares upon the exercise of an Option or in settlement of Performance Rights, no Award granted to a U.S. Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the U.S. Participant or the U.S. Participant’s beneficiary, except by will or by the laws of descent and distribution.

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12.
SECURITIES LAW COMPLIANCE
12.1
Compliance with U.S. Securities Laws. The grant of Awards hereunder to U.S. Participants and the issuance of Shares pursuant to any Award granted hereunder to a U.S. Participant shall be subject to compliance with all applicable requirements of United States federal and state law with respect to such securities and the requirements of any stock exchange or market system upon which the Shares may then be listed. In addition, no Award held by a U.S. Participant may be exercised or Shares issued pursuant to an Award to a U.S. Participant unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the Shares issuable pursuant to such Award or (b) in the opinion of legal counsel to the Company, the Shares issuable pursuant to such Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. Except as otherwise determined by the Board, the Company intends that securities issued pursuant to this Appendix shall be exempt from requirements of registration and qualification of such securities pursuant the exemptions afforded by Rule 701 under the Securities Act and Section 25102(o) of the California Corporations Code or any other applicable exemptions, and the Plan and this Appendix shall be so construed; provided, however, that an Eligible Employee that is a Contractor (as defined in the Plan), consultant, or advisor (“Amaero Contractor”) and that is a resident of the U.S. is not an Eligible Employee for the grant of Shares, an Option, or Performance Rights that may be settled in Shares if, at the time of grant, either the offer or sale of the Shares, Option, or such Performance Rights to such person is not exempt under Rule 701 of the Securities Act because such Amaero Contractor is not a natural person, the services that such Amaero Contractor is providing to the Company are in connection with a capital raising transaction or directly or indirectly serve to promote or maintain a market for the Company’s securities, or because of any other provision of Rule 701 of the Securities Act, the Company determines that such grant need not comply with the requirements of Rule 701 of the Securities Act and will satisfy another exemption under the Securities Act as well as comply with the securities laws of the U.S. state of residence of the Amaero Contractor and all other applicable jurisdictions. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any Shares pursuant to this Appendix shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Shares, the Company may require a U.S. Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
12.2
Compliance with California Securities Laws. With respect to any Award granted to a California Participant, the Plan and this Appendix are intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Appendix which is inconsistent with Section 25102(o), including without limitation any provision of the Plan, as modified by Appendix, that is more restrictive than would be permitted by Section 25102(o) as amended from time to time, shall, without further act or amendment by the Board, be reformed to comply with the provisions of Section 25102(o). If at any time the Board determines that the delivery of Shares under the Plan to a California Participant or other U.S. Participant is or may be unlawful under the laws of any applicable jurisdiction, or United States federal or state securities laws, the right to receive Shares pursuant to the applicable Awards shall be suspended until the Board determines that such delivery is lawful. In order to comply with the requirements for an exemption from the requirement of qualification under Section 25110 of the California Corporations Code provided by Section 25102(o) thereof, the Company

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shall prepare and file with the Commissioner of the California Department of Business Oversight a “Notice of Issuance of Shares Pursuant to Subdivision (o) of Section 25102 of the Corporations Code” (the “Section 25102(o) Notice”) within thirty (30) days after the date of the adoption of this Appendix by the Board or such later date as may be permitted by Section 25102(o); provided, however, that the Company shall have no obligation to effect any registration or qualification of the Shares under United States federal, California or any other state laws.
13.
TAX WITHHOLDING.
13.1
In General. At the time that an Award is granted or vests, or Shares are issued to a U.S. Participant upon the exercise or settlement of an Award, in whole or in part, or at any time thereafter as requested by any member of the Group, the U.S. Participant authorizes withholding from payroll or any other payment of any kind due to the U.S. Participant and otherwise agrees to make adequate provision for U.S. federal, state and local taxes and any other taxes or social insurance contributions required by law to be withheld, if any, which arise in connection with the Award and the Shares. The applicable Group member may require the U.S. Participant to make a cash payment to cover any such withholding tax obligation as a condition of the grant, vesting, exercise or settlement of the Award or issuance of Shares.
13.2
Withholding in Shares. If permitted by applicable law, the Company shall have the right, but not the obligation, to deduct from the Shares issuable to a U.S. Participant upon the exercise or settlement of an Award, or to accept from a U.S. Participant the tender of, a number of whole Shares having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any member of the Group. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
14.
ELECTRONIC DELIVERY OF DOCUMENTS.

By accepting an Offer Letter under the Plan and this Appendix, the U.S. Participant (a) consents to the electronic delivery of all information with respect to the Plan, this Appendix, the U.S. Participant’s Award and any reports of the Company provided generally to the Company’s shareholders; (b) acknowledges that the U.S. Participant may receive from the Company a paper copy of any documents delivered electronically at no cost by contacting the Company by telephone or in writing; (c) further acknowledges that the U.S. Participant may revoke his or her consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (d) further acknowledges that the U.S. Participant understands that he or she is not required to consent to electronic delivery of documents.

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U.S. ADDENDUM

AMAERO LTD

EQUIY INCENTIVE PLAN – OPTION AGREEMENT

PURPOSE

This Addendum (the “U.S. Addendum”) to the share option agreement (the “Option Agreement”) issued under the Amaero Ltd Equity Incentive Plan is adopted to set out those rules which, together with those provisions of the Option Agreement and the Plan, will govern the Option Agreement following the assumption of the Plan by Amaero Inc., a Delaware corporation (the “Company”), and the issuance of replacement options in respect of cancelled Amaero Ltd Options upon the effectiveness of the re-domiciliation of Amaero Ltd to the State of Delaware in the United States (the “Transaction”) pursuant to the terms of the Option Scheme.

DEFINITIONS

Except as set out below, capitalized terms used herein shall have the meaning ascribed to them in the Option Agreement. In the event of any conflict between these provisions and the Option Agreement or the Plan, these provisions shall prevail.

For the purposes of this Addendum:

“AUD” means Australian dollar.

“ASX Settlement” means ASX Settlement Pty Limited.

“ASX Settlement Operating Rules” means the settlement and operating rules of the settlement facility provided by ASX Settlement.

“Board” means the Board of Directors of the Company.

“CDIs” means CHESS Depositary Interests representing one-fortieth of a share of Common Stock.

“CHESS Depositary Interests” has the meaning given to that term in the ASX Settlement Operating Rules.

“Company” means Amaero Inc., a Delaware corporation, or any successor thereto.

“Common Stock” means shares of common stock of the Company.

“Option Scheme” has the meaning defined in the final Scheme Booklet dated May 7, 2026.

“Plan” means the Amaero, Inc. Equity Incentive Plan.

“Share” means a CDI.

“USD” means United States dollar.

REVISED TERMS OF OPTION

Upon the effectiveness of the Transaction, the following terms shall apply to the Option:

1. The Option shall have an exercise price per CDI equal to the exercise price per Amaero Ltd share of the relevant Amaero Ltd option it replaces, converted from AUD to USD at the prevailing currency exchange rate on June 22, 2026 (as reasonably determined by Amaero Ltd).

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2. The Option shall have an exercise period equal to the remaining exercise period of the relevant Amaero Ltd option it replaces.

3. The Option shall be vested to the same extent and have the same terms as to vesting as the relevant Amaero Ltd option it replaces.

4. For Option holders with a registered address in Australia and New Zealand on the Amaero Ltd option register, the securities issued on exercise of the Company option will be CDIs by default, unless the holder elects to receive the underlying shares of Common Stock.

5. For holders with a registered address outside of Australia and New Zealand on the Amaero Ltd option register, the securities issued on exercise of the Company option will be shares of Common Stock by default, unless the holder elects to receive CDIs.

6. Except as otherwise provided herein and in the Plan, the Option Agreement shall have the same terms as the Amaero Ltd option it replaces as set forth in the Option Agreement, with necessary changes made due to the Company being the issuer in place of Amaero Ltd.

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